P R O S P E C T U S
MAY 1, 2003


                          TFLIC FREEDOM ELITE BUILDER(SM)
                                 ISSUED THROUGH
                            TFLIC SERIES LIFE ACCOUNT
                                       BY
                  TRANSAMERICA FINANCIAL LIFE INSURANCE COMPANY
                             ADMINISTRATIVE OFFICE:
                                  P.O. Box 9054
                         Clearwater, Florida 33758-9054
                                 1-800-322-7353
                                 (727) 299-1531
        PLEASE SEND ALL PREMIUM PAYMENTS, LOAN REPAYMENTS, CORRESPONDENCE
                 AND NOTICES TO THE ADMINISTRATIVE OFFICE ONLY.
                                  HOME OFFICE:
                              4 Manhattanville Road
                            Purchase, New York 10577

          AN INDIVIDUAL FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY

This prospectus describes the TFLIC Freedom Elite Builder(SM), a flexible premium variable life insurance policy (the "Policy"). You can allocate your Policy's cash value to the fixed account (which credits a specified guaranteed interest rate) and/or to the TFLIC Series Life Account, which invests through its subaccounts in portfolios of the AEGON/Transamerica Series Fund, Inc. - Initial Class (the "Series Fund"), Fidelity Variable Insurance Products Funds - Service Class 2 (VIP) (the "VIP Funds") and the Access Variable Insurance Trust ("AVIT")(collectively, the "funds").

The portfolios of the Series Fund available to you under this Policy are:

[  ]  Munder Net50                                                      [  ] Dreyfus Mid Cap
[  ]  Van Kampen Emerging Growth                                        [  ] PBHG/NWQ Value Select
[  ]  T. Rowe Price Small Cap                                           [  ] PBHG Mid Cap Growth
[  ]  Transamerica U.S. Government Securities                           [  ] T. Rowe Price Equity Income
[  ]  Alger Aggressive Growth                                           [  ] Transamerica Value Balanced
[  ]  Third Avenue Value                                                [  ] American Century International
[  ]  LKCM Strategic Total Return                                       [  ] Great Companies--Global2
[  ]  Clarion Real Estate Securities                                    [  ] Great Companies--Technology(SM)
[  ]  Federated Growth & Income                                         [  ] Janus Growth
[  ]  AEGON Bond                                                        [  ] Janus Global
[  ]  Transamerica Money Market                                         [  ] Janus Balanced
[  ]  Marsico Growth (formerly, Goldman Sachs Growth)                   [  ] PIMCO Total Return
[  ]  Transamerica Equity                                               [  ] Asset Allocation - Conservative Portfolio (formerly,
[  ]  GE U.S. Equity                                                             Conservative Asset Allocation)
[  ]  Transamerica Growth Opportunities                                 [  ] Asset Allocation - Moderate Portfolio (formerly,
[  ]  Great Companies--America(SM)                                               Moderate Asset Allocation)
[  ]  Transamerica Convertible Securities                               [  ] Asset Allocation - Moderate Growth Portfolio (formerly,
[  ]  Salomon All Cap                                                            Moderately Aggressive Asset Allocation)
[  ]  J.P. Morgan Enhanced Index                                        [  ] Asset Allocation - Growth Portfolio (formerly,
[  ]  Capital Guardian Value                                                     Aggressive Asset Allocation)
[  ]  Capital Guardian U.S. Equity                                       [  ] MFS High Yield


The portfolios of the VIP Funds available to you under this Policy are:
[  ] VIP Equity-Income Portfolio* [  ] VIP Contrafund(R) Portfolio*
[  ] VIP Growth Opportunities Portfolio*

* Effective May 1, 2003, this portfolio is no longer available for sale to new investors.

The portfolios of the AVIT available to you under this Policy are:

[  ] Potomac Dow 30 Plus Portfolio     [ ] Potomac OTC Plus Portfolio
[  ] Wells S&P REIT Index Portfolio    [ ] Access U.S. Government Money
                                             Market Portfolio

If you already own a life insurance policy, it may not be to your advantage to buy additional insurance or to replace your Policy with the Policy described in this prospectus. And it may not be to your advantage to borrow money to purchase this Policy or to take withdrawals from another Policy you own to make premium payments under this Policy.

Prospectuses for the portfolios of the funds must accompany this prospectus. Certain portfolios may not be available. Please read these documents before investing and save them for future reference.

An investment in this Policy is not a bank deposit. The Policy is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

     THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED
        THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS.
           ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

TABLE OF CONTENTS
===============================================================================

Policy Benefits/Risks Summary......................................................................................      1
    Policy Benefits................................................................................................      1
       The Policy in General.......................................................................................      1
       Flexible Premiums...........................................................................................      1
       Variable Death Benefit......................................................................................      1
       No Lapse Guarantee..........................................................................................      2
       Cash Value..................................................................................................      2
       Transfers...................................................................................................      2
       Loans.......................................................................................................      2
       Cash Withdrawals and Surrenders.............................................................................      3

       Tax Benefits................................................................................................      3
    Policy Risks...................................................................................................      3
       Risk of an Increase in Current Fees and Expenses............................................................      3
       Investment Risks............................................................................................      3
       Risk of Lapse...............................................................................................      4
       Tax Risks (Income Tax and MEC)..............................................................................      4
       Loan Risks..................................................................................................      4
Portfolio Risks....................................................................................................      5
Fee Tables.........................................................................................................      5
       Range of Expenses for the Portfolios........................................................................     11
Transamerica, The Separate Account, the Fixed Account and the Portfolios...........................................     11
       Transamerica................................................................................................     11
       The Separate Account........................................................................................     11
       The Fixed Account...........................................................................................     12
       The Portfolios..............................................................................................     13
       Addition, Deletion, or Substitution of Investments..........................................................     17
       Your Right to Vote Portfolio Shares.........................................................................     18
Charges and Deductions.............................................................................................     18
       Premium Charge..............................................................................................     19
       Monthly Deduction...........................................................................................     19
       Mortality and Expense Risk Charge...........................................................................     21
       Surrender Charge............................................................................................     21
       Decrease Charge.............................................................................................     23
       Transfer Charge.............................................................................................     24
       Loan Interest Charge........................................................................................     24
       Cash Withdrawal Charge......................................................................................     24
       Taxes.......................................................................................................     24
       Portfolio Expenses..........................................................................................     25
The Policy.........................................................................................................     25
       Ownership Rights............................................................................................     25
       Modifying the Policy........................................................................................     25
       Purchasing a Policy.........................................................................................     26
       Tax-Free "Section 1035" Exchanges...........................................................................     26
       When Insurance Coverage Takes Effect........................................................................     26
       Backdating a Policy.........................................................................................     28
Policy Features....................................................................................................     28
    Premiums.......................................................................................................     28
       Allocating Premiums.........................................................................................     28
       Premium Flexibility.........................................................................................     29

             This Policy is available only in the State of New York.

       Planned Periodic Payments...................................................................................     29
       Minimum Monthly Guarantee Premium...........................................................................     29
       No Lapse Period.............................................................................................     30
       Premium Limitations.........................................................................................     30
       Making Premium Payments.....................................................................................     30
Transfers..........................................................................................................     31
       General.....................................................................................................     31
       Fixed Account Transfers.....................................................................................     32
       Conversion Rights...........................................................................................     33
       Reduced Paid-Up Benefit.....................................................................................     33
       Dollar Cost Averaging.......................................................................................     33
       Asset Rebalancing Program...................................................................................     34
       Third Party Asset Allocation Services.......................................................................     35
Policy Values......................................................................................................     35
       Cash Value..................................................................................................     35
       Net Surrender Value.........................................................................................     35
       Subaccount Value............................................................................................     35
       Subaccount Unit Value.......................................................................................     36
       Fixed Account Value.........................................................................................     36
Death Benefit......................................................................................................     37
       Death Benefit Proceeds......................................................................................     37
       Death Benefit...............................................................................................     37
       Effect of Cash Withdrawals on the Death Benefit.............................................................     39
       Choosing Death Benefit Options..............................................................................     39
       Changing the Death Benefit Option...........................................................................     39
       Increasing/Decreasing the Specified Amount..................................................................     40
       Payment Options.............................................................................................     41
Surrenders and Cash Withdrawals....................................................................................     41
       Surrenders..................................................................................................     41
       Cash Withdrawals............................................................................................     41
       Canceling a Policy..........................................................................................     42
Loans    ..........................................................................................................     42
       General.....................................................................................................     42
       Interest Rate Charged.......................................................................................     43
       Loan Reserve Interest Rate Credited.........................................................................     43
       Effect of Policy Loans......................................................................................     43
Policy Lapse and Reinstatement.....................................................................................     44
       Lapse.......................................................................................................     44
       No Lapse Period.............................................................................................     44
       Reinstatement...............................................................................................     45
Federal Income Tax Considerations..................................................................................     45
       Tax Status of the Policy....................................................................................     45
       Tax Treatment of Policy Benefits............................................................................     46
Other Policy Information...........................................................................................     48
       Benefits at Maturity........................................................................................     48
       Payments We Make............................................................................................     48
       Split Dollar Arrangements...................................................................................     49
       Policy Termination..........................................................................................     49
Supplemental Benefits (Riders).....................................................................................     50
       Children's Insurance Rider..................................................................................     50
       Accidental Death Benefit Rider..............................................................................     50
       Other Insured Rider.........................................................................................     50
       Primary Insured Rider ("PIR") ..............................................................................     51

       Terminal Illness Accelerated Death Benefit Rider............................................................     52
Additional Information.............................................................................................     52
       Sale of the Policies........................................................................................     52
       Legal Proceedings...........................................................................................     53
       Financial Statements........................................................................................     53
Performance Data...................................................................................................     53
       Rates of Return.............................................................................................     53
       Net Investment Return of the Separate Account...............................................................     56
Table of Contents of the Statement of Additional Information.......................................................     57

Glossary ..........................................................................................................     59
Appendix A - Surrender Charge Per Thousand (Based on the gender and rate class of the insured).....................     63
Prospectus Back Cover..............................................................................................     65
       Personalized Illustrations of Policy Benefits...............................................................     65

       Inquiries...................................................................................................     65

POLICY BENEFITS/RISKS SUMMARY                    TFLIC FREEDOM ELITE BUILDER(R)
===============================================================================

         This summary describes the Policy's important benefits and risks. More detailed information about the Policy appears later in this prospectus and in the Statement of Additional Information ("SAI"). For your convenience, we have provided a Glossary at the end of this prospectus that defines certain words and phrases used in this prospectus.

POLICY BENEFITS
===============================================================================

THE POLICY IN GENERAL

- The TFLIC Freedom Elite Builder(SM) is an individual flexible premium variable life insurance policy. The Policy gives you the potential for long-term life insurance coverage with the opportunity for tax-deferred cash value accumulation. The Policy's cash value will increase or decrease depending on the investment performance of the subaccounts, the premiums you pay, the fees and charges we deduct, the interest we credit to the fixed account, and the effects of any Policy transactions (such as transfers, loans and partial withdrawals).
- The Policy is designed to be long-term in nature in order to provide significant life insurance benefits for you. However, purchasing this Policy involves certain risks. You should purchase the Policy only if you have the financial ability to keep it in force for a substantial period of time. You should consider the Policy in conjunction with other insurance you own. THE POLICY IS NOT SUITABLE AS A SHORT-TERM SAVINGS VEHICLE. There may be adverse consequences should you decide to surrender your Policy early, such as payment of a surrender charge that applies during the first 15 Policy years.

- Fixed Account. You may place money in the fixed account where it earns at least 3% annual interest. We may declare higher rates of interest, but are not obligated to do so. The fixed account is part of our general account.
- Separate Account. You may direct the money in your Policy to any of the subaccounts of the separate account. Each subaccount invests exclusively in one of the portfolios listed on the cover of this prospectus. Money you place in a subaccount is subject to investment risk and its value will vary each day according to the investment performance of the portfolios in which the subaccounts invest.
- Supplemental Benefits (Riders). Supplemental riders are available under the Policy. We deduct charges for these riders from cash value as part of the monthly deduction.

FLEXIBLE PREMIUMS

- You select a premium payment plan but the plan is flexible - you are not required to pay premiums according to the plan. You can change the frequency and amount, within limits, and can skip premium payments. Unplanned premiums may be made, within limits. Premium payments must be at least $50.
- You increase your risk of lapse if you do not regularly pay premiums at least as large as the current minimum monthly guarantee premium. Under certain circumstances, extra premiums may be required to prevent lapse.
- Once we deliver your Policy, the FREE-LOOK PERIOD begins. You may return the Policy during this period and receive a refund. We will place your net premium in the reallocation account until the reallocation date as shown on your Policy schedule page.

VARIABLE DEATH BENEFIT

- If the insured dies while the Policy is in force, we will pay a death benefit to the beneficiary(ies). The amount of the death benefit depends on the specified amount of insurance you select, the death benefit option you chose, and any additional insurance provided by riders you purchase.
- CHOICE AMONG DEATH BENEFIT OPTIONS. You must choose one of three death benefit options. We offer the following:

         -        Option A is the greater of:
                  -> the current specified amount, or
                  -> a specified percentage, multiplied by the Policy's
                     cash value on the date of the insured's death.
         -        Option B is the greater of:
                  -> the current specified amount, plus the Policy's cash value on the date of the insured's death, or
                  -> a specified percentage, multiplied by the Policy's cash value on the date of the insured's death.

         -        Option C is the greater of:
                  -> the amount payable under Option A, or -> the current specified amount, multiplied by an age-based
                     "factor," plus the Policy's cash value on the date of the insured's death.

We will reduce the death benefit proceeds by any outstanding loan amount, including accrued interest, and any due and unpaid charges. We will increase the death benefit proceeds by any additional insurance benefits you add by rider.

We offer four (4) bands of specified amount coverage under this Policy. Each band has its own cost of insurance rates. In general, the greater the specified amount of your Policy, the lower the cost of insurance rates.

- Under current tax law, the death benefit should generally be U.S. federal income tax free to the beneficiary. Other taxes, such as estate taxes, may apply.

- CHANGE IN DEATH BENEFIT OPTION AND SPECIFIED AMOUNT. After the third Policy year and once each Policy year thereafter, you may make one of the following changes: change the death benefit option or increase or decrease the specified amount. Until the later of the end of the surrender charge period or attained age 65, we may limit the amount of the decrease to no more than 20% of the then current specified amount. The new specified amount cannot be less than the minimum specified amount as shown in your Policy.

NO LAPSE GUARANTEE

- We guarantee that your Policy will not lapse until the no lapse date shown on your Policy schedule page, so long as on any Monthiversary you have paid total premiums (MINUS any cash withdrawals, MINUS any outstanding loan amount, MINUS any accrued loan interest, and MINUS any decrease charge) that equal or exceed the sum of the minimum monthly guarantee premiums in effect for each month since the Policy date up to and including the current month. If you take a cash withdrawal or a loan, or if you increase or decrease your specified amount or if you add, increase or decrease a rider, you may need to pay additional premiums in order to keep the no lapse guarantee in place.

CASH VALUE

- Cash value is the starting point for calculating important values under the Policy, such as net surrender value and the death benefit. There is no guaranteed minimum cash value. The Policy may lapse if you do not have sufficient cash value in the Policy to pay the monthly deductions, the surrender charge and/or any outstanding loan amount(s) and accrued loan interest.


- The Policy will not lapse during the no lapse period so long as you have paid sufficient premiums.

TRANSFERS

- You can transfer cash value among the subaccounts and the fixed account. You may make transfers in writing, by telephone, by fax or electronically through our website.
- We charge a $25 transfer processing fee for each transfer after the first 12 transfers in a Policy year. o Dollar cost averaging and asset rebalancing programs are available.
- You may make one transfer per Policy year from the fixed account, and we must receive at our administrative office your request to transfer from the fixed account within 30 days after a Policy anniversary unless you select dollar cost averaging from the fixed account.

- Transfers between any AVIT subaccount and any Series Fund subaccount will be processed only if you send us a written request through standard United States Postal delivery, with an original signature authorizing each transfer.

LOANS

- After the first Policy year (as long as your Policy is in force), you may take a loan against the Policy up to 90% of the net surrender value. We may permit a loan prior to the first anniversary for Policies issued pursuant to 1035 Exchanges. The minimum loan amount is generally $500.

- Prior to the 10th Policy year, we currently charge 3.75% interest annually, payable in arrears, on any outstanding loan amount. This charge is guaranteed not to exceed 4.0%. Interest not paid when due is added to the amount of the loan to be repaid.
- To secure the loan, we transfer an amount equal to your loan from your cash value to a loan reserve account. The loan reserve account is part of the fixed account. We will credit 3.0% interest annually on amounts in the loan reserve account.
- After the 10th Policy year, you may borrow at preferred loan rates an amount equal to the cash value MINUS total premiums paid (reduced by any cash withdrawals), MINUS any outstanding loan amount and MINUS any accrued loan interest. We currently charge 3.0% interest on preferred loans. THIS RATE IS NOT GUARANTEED.

- Federal income taxes and a penalty tax may apply to loans you take against the Policy. The federal tax consequence of loans with preferred rates is uncertain and may have adverse tax consequences.

CASH WITHDRAWALS AND SURRENDERS

- You may take one withdrawal of cash value per Policy year after the first Policy year. The amount of the withdrawal may be limited to:

          ->   at least $500; and
          ->   no more than 10% of the net surrender value.
          ->   after the 10th Policy year, the amount of a withdrawal may be limited to no less than $500 and to no more than the net surrender value less $500.

- We will deduct a processing fee equal to $25 or 2% of the amount you withdraw (whichever is less) from the withdrawal, and we will pay you the balance.

- A cash withdrawal will reduce the death benefit by at least the amount of the withdrawal. We will not impose a decrease charge when the specified amount is decreased as a result of taking a cash withdrawal.

- You may fully surrender the Policy at any time before the insured's death or the maturity date. Life insurance coverage will end. You will receive the net surrender value (cash value MINUS surrender charge and MINUS any outstanding loan amount MINUS any accrued loan interest). The surrender charge will apply during the first 15 Policy years or during the 15 years following any increase in specified amount. THE SURRENDER CHARGE MAY BE SIGNIFICANT. You may receive little or no net surrender value if you surrender you Policy in the early Policy years.

- A cash withdrawal will reduce the cash value, so it will increase the risk that the Policy will lapse. A cash withdrawal may also increase the risk that the no lapse guarantee will not remain in effect.

- Federal income taxes and a penalty tax may apply to cash withdrawals and surrenders.

TAX BENEFITS

         We intend for the Policy to satisfy the definition of life insurance under the Internal Revenue Code so that the death benefit generally should be excludible from the taxable income of the beneficiary. In addition, if the Policy is a Modified Endowment Contract ("MEC"), you should not be deemed to be in receipt of any taxable gains on cash value until you take a withdrawal, borrow against or pledge the Policy, surrender the Policy, or we pay the maturity benefit. Moreover, transfers between the subaccounts are not taxable transactions.

POLICY RISKS
===============================================================================

RISK OF AN INCREASE IN CURRENT FEES AND EXPENSES

         Certain fees and expenses currently are assessed at less than their guaranteed maximum levels. In the future, we may increase these current charges up to the guaranteed (that is, maximum) levels. If fees and expenses are increased, you may need to increase the amount and/or frequency of premiums to keep the Policy in force.

INVESTMENT RISKS

         If you invest your Policy's cash value in one or more subaccounts, then you will be subject to the risk that investment performance of the subaccounts will be unfavorable and that the cash value in your Policy will decrease. In addition, we deduct Policy fees and charges from your cash value, which can significantly reduce your cash value. During times of poor investment performance, this deduction will have an even greater impact on your cash value. You could lose everything you invest and your Policy could lapse without value, unless you pay additional premiums. If you allocate premiums to the fixed account, then we credit your fixed account value with a declared rate of interest. You assume the risk that the interest rate on the fixed account may decrease, although it will never be lower than a guaranteed minimum annual effective rate of 3%.

RISK OF LAPSE

         If your Policy fails to meet certain conditions, we will notify you that the Policy has entered a 61-day grace period and will lapse without value unless you make a sufficient payment during the grace period.

         Your Policy contains a no lapse period. Your Policy will not lapse before the no lapse date stated in your Policy, as long as you pay sufficient minimum guarantee premiums. If you do not pay sufficient premiums, you will automatically lose the no lapse guarantee and you will increase the risk that your Policy will lapse.

         If you take a cash withdrawal or Policy loan, if you increase or decrease the specified amount, or if you add, increase or decrease a rider, you will increase the risk of losing the no lapse guarantee. We deduct the total amount of your withdrawals, any outstanding loan amount, including accrued loan interest, and any decrease charge from your premiums paid when we determine whether your premium payments are high enough to keep the no lapse period in effect.

         You will lessen the risk of Policy lapse if you keep the no lapse period in effect. Before you take a cash withdrawal, loan, increase or decrease the specified amount or add, increase or decrease a rider, you should consider carefully the effect it will have on the no lapse guarantee.

         After the no lapse period, your Policy may lapse if loans, cash withdrawals, the monthly deductions, and insufficient investment returns reduce the net surrender value to zero. The Policy will enter a grace period if on any Monthiversary the net surrender value (that is, the cash value minus the surrender charge, and minus any outstanding loan amount and accrued loan interest) is not enough to pay the monthly deduction due.

         A Policy lapse may have adverse tax consequences.

         You may reinstate this Policy within three years after it has lapsed (and prior to the maturity date), if the insured meets the insurability requirements and you pay the amount we require.

TAX RISKS (INCOME TAX AND MEC)

         We expect that the Policy will generally be deemed a life insurance contract under federal tax law, and that the death benefit paid to the beneficiary will generally not be subject to federal income tax.

         Depending on the total amount of premiums you pay, the Policy may be treated as a modified endowment contract ("MEC") under federal tax laws. If a Policy is treated as a MEC, partial withdrawals, surrenders, pledges and loans will be taxable as ordinary income to the extent there are earnings in the Policy. In addition, a 10% penalty tax may be imposed on the taxable portion of cash withdrawals, surrenders, pledges and loans taken before you reach age 59 1/2. If a Policy is not treated as a MEC, partial surrenders and withdrawals will not be subject to tax to the extent of your investment in the Policy. Amounts in excess of your investment in the Policy, while subject to tax as ordinary income, will not be subject to a 10% penalty tax. You should consult a qualified tax advisor for assistance in all tax matters involving your Policy.

LOAN RISKS

         A Policy loan, whether or not repaid, will affect cash value over time because we subtract the amount of the loan from the subaccounts and the fixed account and place that amount in the loan reserve as collateral. We then credit a fixed interest rate of 3.0% to the loan collateral. As a result, the loan collateral does not participate in the investment results of the subaccounts and may not continue to receive the current interest rates credited to the unloaned portion of the fixed account. The longer the loan is outstanding, the greater the effect is likely to be. Depending on the investment results of the subaccounts and the interest rates credited to the fixed account, the effect could be favorable or unfavorable.

         We also currently charge interest on Policy loans at a rate of 3.75%, payable in arrears. This charge will not exceed 4.0%. Interest is added to the amount of the loan to be repaid.

         A Policy loan could make it more likely that a Policy would lapse. A Policy loan will increase the risk that the no lapse period will not remain in effect. There is also a risk that if the loan, insurance charges and unfavorable investment experience reduce your net surrender value and the no lapse period is no longer in effect, then the Policy will lapse. Adverse tax consequences may result.

         If a loan from a Policy is outstanding when the Policy is surrendered or lapses, or if a loan is taken out and the Policy is a MEC or becomes a MEC within two years of taking the loan, then the amount of the outstanding indebtedness will be taxed as if it were a withdrawal from the Policy. Moreover, the tax treatment of loans with preferred rates is uncertain.

PORTFOLIO RISKS
===============================================================================

         A comprehensive discussion of the risks of each portfolio may be found in each portfolio's prospectus. Please refer to the prospectuses for the portfolios for more information.

         There is no assurance that any of the portfolios will achieve its stated investment objective.

FEE TABLES
================================================================================

         The following tables describe the fees and expenses that you will pay when buying, owning and surrendering the Policy. If the amount of a charge depends on the personal characteristics of the insured or the owner, then the fee table lists the minimum and maximum charges we assess under the Policy, and the fees and charges of a typical policyowner with the characteristics set forth below. These charges may not be typical of the charges you will pay.

         The first table describes the fees and expenses that you will pay when buying the Policy, paying premiums, making cash withdrawals from the Policy, surrendering the Policy or transferring Policy cash value among the subaccounts and the fixed account.

----------------------------------------------------------------------------------------------------------------------
                                                  TRANSACTION FEES
----------------------------------------------------------------------------------------------------------------------
                                                                            AMOUNT DEDUCTED
            CHARGE              WHEN CHARGE IS DEDUCTED         GUARANTEED                         CURRENT
                                                                    CHARGE                         CHARGE
------------------------------- ------------------------ ----------------------------- -------------------------------
PREMIUM CHARGES:                 Upon payment of each    As % of premium payment        As % of premium payment
                                      premium            -    First 10 Policy           -   First 10 Policy
  Premium Expense Charge                                      years: 6.0% on Policy         years: 6.0% on Policy
                                                              with a specified              with a specified amount
                                                              amount of less than           of less than $250,000;
                                                              $250,000; and 4.0% on         and 4.0% on Policy with a
                                                              Policy with a                 specified amount of
                                                              specified amount of           $250,000 - $499,999
                                                              $250,000 - $499,999

                                                         -    Policy year 11+:          -   Policy year 11+:
                                                              2.5% on Policy with           2.5% on Policy with
                                                              specified amount up           specified amount up to
                                                              to $499,999                   $499,999

                                                          -   Never a charge on         -   Never a charge on Policy with a
                                                              Policy with a                 specified amount of $500,000 or
                                                              specified amount of           more
                                                              $500,000 or more

----------------------------------------------------------------------------------------------------------------------
                                                  TRANSACTION FEES
----------------------------------------------------------------------------------------------------------------------
                                                                               AMOUNT DEDUCTED
            CHARGE              WHEN CHARGE IS DEDUCTED         GUARANTEED                                  CURRENT
                                                                  CHARGE                                     CHARGE
------------------------------- ------------------------ -------------------------------------------------------------
CASH WITHDRAWAL CHARGE(1)          Upon withdrawal           2.0% of the amount       2.0% of the amount withdrawn,
                                                           withdrawn, not to exceed          not to exceed $25
                                                                     $25
----------------------------------------------------------------------------------------------------------------------
SURRENDER CHARGE(2)            Upon full surrender of
                                 the Policy during the
                                 first 15 Policy years
                                 or during the first 15
                               Policy from the date
                                 of any increase in the
                                 specified amount
    -    Minimum Charge(3)                            $7.68 per $1,000 of              $7.68 per $1,000 of specified
                                                         specified amount during         amount during the first Policy
                                                         the first Policy year.          year.

                                                      $57.00 per $1,000 of             $57.00 per $1,000 of specified
                                                         specified amount during the     amount during the first
    -    Maximum Charge(4)                               first Policy year.              Policy year.

    -    Initial charge for a                         $12.52 per $1,000 of             $12.52 per $1,000 of specified
         male insured, issue                             specified amount during the     amount during the
         age 30, in the                                  first Policy year.              first Policy year.
         ultimate select
         non-tobacco use class
----------------------------------------------------------------------------------------------------------------------
TRANSFER CHARGE(5)                   Upon transfer         $25 for each transfer in       $25 for each transfer in
                                                         excess of 12 per Policy year   excess of 12 per Policy year

------------------------
(1) When we incur the expense of expedited delivery of your partial withdrawal or complete surrender payment, we will assess the following charges: $20 for overnight delivery ($30 for Saturday delivery); and $25 for wire service.

(2) The surrender charge will vary based on the issue age, gender and underwriting class of the insured on the Policy date and at the time of any increase in the specified amount. Each increase in specified amount will have its own 15 year surrender charge period starting on the date of the increase and surrender charges that are based upon the insured's age, gender and underwriting class at the time of the increase. The surrender charge for each segment of specified amount is calculated as the surrender charge per $1,000 of specified amount in that segment multiplied by the surrender charge factor. The surrender charge factor on a Policy where the insured's age on the Policy date (or age at time of any specified amount increase) is less than 35 will be 1.00 for the first 5 Policy years and then decrease by 0.10 each Policy year until it reaches zero at the end of the 15th Policy year after the Policy date (or date of any specified amount increase). For a Policy where the age on the Policy date (or at time of any specified amount increase) is greater than 34, the surrender charge factor is lower and decreases until it reaches zero at the end of the 15th Policy year after the Policy date (or date of any specified amount increase). The surrender charge shown in the table may not be typical of the charges you will pay. More detailed information about the surrender charges applicable to you is available from your agent.

(3) This minimum surrender charge is based on an insured with the following characteristics: female, issue age 4, in the juvenile underwriting class. This minimum charge may also apply to insureds with other characteristics.

(4) This maximum surrender charge is based on an insured with the following characteristics: male, issue age 85, in the standard tobacco use underwriting class. This maximum charge may also apply to insureds with other characteristics.

(5)  The first 12 transfers per Policy year are free.

----------------------------------------------------------------------------------------------------------------------
                                                  TRANSACTION FEES
----------------------------------------------------------------------------------------------------------------------
                                                                               AMOUNT DEDUCTED
            CHARGE              WHEN CHARGE IS DEDUCTED         GUARANTEED                        CURRENT
                                                                  CHARGE                           CHARGE
------------------------------- ------------------------ -------------------------------------------------------------
DECREASE CHARGE                      Deducted when          Equal to the surrender     Equal to the surrender charge
                                  specified amount is     charge (as of the date of        (as of the date of the
                                 decreased during the    the decrease) applicable to    decrease) applicable to that
                                 first 15 Policy years       that portion of the        portion of the segment(s) of
                                or during the 15 years   segment(s) of the specified    the specified amount that is
                                following any increase    amount that is decreased.              decreased.
                                  in specified amount

         The table below describes the fees and expenses that you will pay periodically during the time that you own the Policy, not including portfolio fees and expenses.

----------------------------------------------------------------------------------------------------------------------
                              PERIODIC CHARGES OTHER THAN PORTFOLIO OPERATING EXPENSES
----------------------------------------------------------------------------------------------------------------------
                                                                          AMOUNT DEDUCTED
            CHARGE              WHEN CHARGE IS DEDUCTED         GUARANTEED                   CURRENT
                                                                  CHARGE                     CHARGE
------------------------------- ------------------------ -------------------------------------------------------------
MONTHLY POLICY CHARGE            Monthly on the Policy        $7.50 per month              $5.00 per month
                                   date and on each
                                     Monthiversary
----------------------------------------------------------------------------------------------------------------------
COST OF INSURANCE(6)             Monthly on the Policy
(WITHOUT EXTRA RATINGS)(8)         date and on each
                                  Monthiversary until
                                  the insured reaches
                                        age 100
     -   Minimum  Charge(8)                              $.06 per $1,000 of net          $.05 per $1,000 of net amount
                                                         amount at risk per month(9)     at risk per month(9)

     -   Maximum Charge(10)                              $83.33 per $1,000 of net        $60.21 per $1,000 of net
                                                         amount at risk per month(9)     amount at risk per month(9)

----------------

(6) Cost of insurance charges are based on the insured's issue age, gender, underwriting class, specified amount, Policy year, and the net amount at risk. Cost of insurance rates generally will increase each year with the age of the insured. Cost of insurance rates are generally lower for each higher band of specified amount. For example, band 2 (face amounts $250,000
     - $499,999) generally has lower cost of insurance rates than those of band 1 (face amounts less than $250,000). The cost of insurance rates shown in the table may not be representative of the charges you will pay. Your Policy's schedule page will indicate the guaranteed cost of insurance charges applicable to your Policy. You can obtain more detailed information concerning your cost of insurance charges by contacting your agent.

(7) We may place an insured in a sub-standard underwriting class with extra ratings that reflect higher mortality risks and that result in higher cost of insurance rates. If the insured possesses additional mortality risks, we may add a surcharge to the cost of insurance rates of up to $83.33 monthly per $1,000 of net amount at risk.

(8) This minimum charge is based on an insured with the following characteristics: female, age 10 at issue, juvenile class, with an initial face amount of $1,000,000 or higher (Band 4) and in the first Policy year. This minimum charge may also apply to insureds with other characteristics.

(9) The net amount at risk equals the death benefit on a Monthiversary, divided by 1.0024662, minus the cash value on such Monthiversary.

(10) This maximum charge is based on an insured with the following characteristics: male, age 85 at issue, standard tobacco class, with an initial face amount of less than $250,000 (Band 1) and in the 15th Policy year. This maximum charge may also apply to insureds with other characteristics.

----------------------------------------------------------------------------------------------------------------------
                              PERIODIC CHARGES OTHER THAN PORTFOLIO OPERATING EXPENSES
----------------------------------------------------------------------------------------------------------------------
                                                                          AMOUNT DEDUCTED
            CHARGE              WHEN CHARGE IS DEDUCTED         GUARANTEED                   CURRENT
                                                                  CHARGE                     CHARGE
------------------------------- ------------------------ -------------------------------------------------------------

COST OF INSURANCE
(CONTINUED)

   -     Initial Charge for a
         male insured, issue                          $.12 per $1,000 of net               $.12 per $1,000 of net amount
         age 30, in the                                  amount at risk per month(9)          at risk per month(9)
         ultimate select
         non-tobacco use
         class, band 1
----------------------------------------------------------------------------------------------------------------------
MORTALITY AND EXPENSE
RISK CHARGE                              Daily           Annual rate of 0.90% for        Annual rate of 0.90% for
                                                         Policy years  1 - 15, and       Policy years 1- 15, and 0.30%
                                                         0.60% for Policy years 16+,     for Policy years 16+, of
                                                         of daily net assets of each     daily net assets of each
                                                         subaccount in which you are     subaccount in which you are
                                                         invested                        invested
-----------------------------------------------------------------------------------------------------------------------
LOAN INTEREST SPREAD(11)        On Policy anniversary    1.0% (effective annual        0.75% (effective annual rate)
                                    or earlier, as       rate)
                                    applicable(12)
-----------------------------------------------------------------------------------------------------------------------
OPTIONAL RIDER CHARGES:(13)
-----------------------------------------------------------------------------------------------------------------------
Accidental Death Benefit Rider   Monthly on the Policy
                                   date and on each
                                  Monthiversary until
                                  the insured reaches
                                        age 70
   -     Minimum Charge(14)                              $.10 per $1,000 of rider      $.10 per $1,000 of rider face
                                                         face amount per month         amount per month

   -     Maximum Charge(15)                              $.18 per $1,000 of rider      $.18 per $1,000 of rider face
                                                         face amount per month         amount per month

   -     Initial charge for a                            $.10 per $1,000 of rider      $.10 per $1,000 of rider face
         male insured, issue                             face amount per month         amount per month
         age 30

---------------

(11) The Loan Interest Spread is the difference between the amount of interest we charge you for a loan (currently, an effective annual rate of 3.75%, guaranteed not to exceed 4.0%) and the amount of interest we credit to your loan account (an effective annual rate of 3.0% guaranteed).

(12) While a Policy loan is outstanding, loan interest is payable in arrears on each Policy anniversary, or, if earlier, on the date of loan repayment, Policy lapse, surrender, Policy termination, or the insured's death.

(13) Optional Rider Cost of insurance charges are based on each insured's attained age, gender and rider face amount. The cost of insurance rates shown in the table may not be representative of the charges you will pay. Your Policy's schedule page will indicate the guaranteed cost of insurance charges applicable to your Policy. You can obtain more detailed information concerning your cost of insurance charges by contacting your agent.

(14) This minimum charge is based on an insured with the following characteristics: male, age 45 at issue and in the first Policy year. This minimum charge may also apply to insureds with other characteristics.

(15) This maximum charge is based on an insured with the following characteristics: male, age 50 at issue standard tobacco underwriting class and in the 20th Policy year. This maximum charge may also apply to insureds with other characteristics.


----------------------------------------------------------------------------------------------------------------------
                              PERIODIC CHARGES OTHER THAN PORTFOLIO OPERATING EXPENSES
----------------------------------------------------------------------------------------------------------------------
                                                                               AMOUNT DEDUCTED
            CHARGE              WHEN CHARGE IS DEDUCTED         GUARANTEED                               CURRENT
                                                                  CHARGE                                  CHARGE
------------------------------- ------------------------ ----------------------------- -------------------------------
     Children's Insurance        Monthly on the Policy   $.60 per $1,000 of rider      $.60 per $1,000 of rider face
     Rider(16)                     date and on each      face amount per month         amount per month
                                  Monthiversary until
                                  the youngest child
                                    reaches age 25
----------------------------------------------------------------------------------------------------------------------
Other Insured Rider(17)           Monthly on the Policy
(without Extra Ratings)(7)         date and on each
                                  Monthiversary until
                                  the insured reaches
                                        age 79
     -   Minimum Charge(18)                              $.06 per $1,000 of rider      $.06 per $1,000 of rider face
                                                         face amount per month         amount per month

     -   Maximum Charge(19)                              $8.83 per $1,000 of rider     $7.22 per $1,000 of rider
                                                         face amount per month         face amount per month

     -   Initial charge for a                            $.12 per $1,000 of rider      $.12 per $1,000 of rider face
         male insured, issue                             face amount per month         amount per month
         age 30, in the
         ultimate select
         non-tobacco use class

-------------------

(16) The charge for this rider is based on the rider face amount and does not vary.

(17) Rider cost of insurance charges are based on each insured's issue age, gender, underwriting class, Policy year, and the rider face amount. Cost of insurance rates generally will increase each year with the age of the insured. The cost of insurance rates shown in the table may not be representative of the charges you will pay. The rider will indicate the maximum guaranteed rider charges applicable to your Policy. You can obtain more information about these riders by contacting your agent.

(18) This minimum charge is based on an insured with the following characteristics: female, age 10 at issue, juvenile class and in the first Policy year. This minimum charge may also apply to insureds with other characteristics.

(19) This maximum charge is based on an insured with the following characteristics: male, age 70 at issue standard tobacco underwriting class and in the 9th Policy year. This maximum charge may also apply to insureds with other characteristics.


----------------------------------------------------------------------------------------------------------------------
                              PERIODIC CHARGES OTHER THAN PORTFOLIO OPERATING EXPENSES
----------------------------------------------------------------------------------------------------------------------
                                                                               AMOUNT DEDUCTED
            CHARGE              WHEN CHARGE IS DEDUCTED         GUARANTEED                     CURRENT
                                                                 CHARGE                        CHARGE
------------------------------- ------------------------ ----------------------------- -------------------------------
Primary Insured Rider(17)        Monthly on the Policy
(without Extra Ratings)(7)         date and on each
                                  Monthiversary until
                                  the insured reaches
                                        age 79
     -   Minimum Charge(18)                              $.06 per $1,000 of rider      $.05 per $1,000 of rider face
                                                         face amount per month         amount per month

     -   Maximum Charge(20)                              $8.83 per $1,000 of rider     $6.86 per $1,000 of rider
                                                         face amount per month         face amount per month

     -   Initial charge for a                            $.12 per $1,000 of rider      $.10 per $1,000 of rider face
         male insured, issue                             face amount per month         amount per month
         age 30, in the
         ultimate select
         non-tobacco use class
----------------------------------------------------------------------------------------------------------------------
         Terminal Illness       When rider is exercised
         Accelerated Death                                Discount Factor(21)               Discount Factor(21)
           Benefit Rider

-----------------------
(20) This maximum charge is based on an insured with the following characteristics: male, age 70 at issue standard tobacco underwriting class and in the 9th Policy year. This maximum charge may also apply to insureds with other characteristics.

(21) We do not assess an administrative charge for this rider; however, we do reduce the single sum benefit by a discount factor to compensate us for lost income due to the early payment of the death benefit.

RANGE OF EXPENSES FOR THE PORTFOLIOS(1, 2)

         The next table shows the minimum and maximum total operating expenses charged by the portfolios during the fiscal year ended December 31, 2002. Expenses of the portfolios may be higher or lower in the future. More detail concerning each portfolio's fees and expenses is contained in the prospectus for each portfolio.

                                                                                                       Minimum       Maximum
---------------------------------------------------------------------------------------------------- ------------- ------------
TOTAL ANNUAL PORTFOLIO OPERATING EXPENSES  (total of all expenses that are deducted from portfolio
assets, including management fees, 12b-1 fees, and other expenses)                                      0.41%         1.78%

NET ANNUAL PORTFOLIO OPERATING EXPENSES (total of all expenses that are deducted from portfolio
assets, including management fees, 12b-1 fees, and other expenses, after contractual waiver of          0.41%         1.40%
fees and expenses)(3)

(1) The portfolio expenses used to prepare this table were provided to Transamerica by the funds. Transamerica has not independently verified such information. The expenses shown are those incurred for the year ended December 31, 2002. Current or future expenses may be greater or less than those shown.

(2) The table showing the range of expenses for the portfolios takes into account the expenses of several Series Fund asset allocation portfolios that are "funds of funds." A "funds of funds" portfolio typically allocates its assets, within predetermined percentage ranges, among certain other Series Fund portfolios. Each "funds of funds" has its own set of operating expenses, as does each of the portfolios in which it invests. In determining the range of portfolio expenses, Transamerica took into account the combined actual expenses for each of the "funds of funds" and for the portfolios in which it invests, assuming a constant allocation by each "funds of funds" of its assets among the portfolios identical to its actual allocation at December 31, 2002.

(3) The range of Net Annual Portfolio Operating Expenses takes into account contractual arrangements for 8 portfolios that require a portfolio's investment adviser to reimburse or waive portfolio expenses until April 30, 2004.

TRANSAMERICA, THE SEPARATE ACCOUNT, THE FIXED ACCOUNT AND THE PORTFOLIOS
================================================================================
TRANSAMERICA


         Effective April 1, 2003, AUSA Life Insurance Company, Inc. changed its name to Transamerica Financial Life Insurance Company.

         Transamerica Financial Life Insurance Company located at 4 Manhattanville Road, Purchase, New York 10577 is the insurance company issuing the Policy. We are obligated to pay all benefits under the Policy.

THE SEPARATE ACCOUNT

         The separate account is a separate account of Transamerica, established under New York law. We own the assets in the separate account and we may use assets in the separate account to support other variable life insurance policies we issue. The separate account is registered with the Securities and Exchange Commission ("SEC") as a unit investment trust under the Investment Company Act of 1940, as amended (the "1940 Act").
         The separate account is divided into subaccounts, each of which invests in shares of a specific portfolio of a fund. These subaccounts buy and sell portfolio shares at net asset value without any sales charge. Any dividends and distributions from a portfolio are reinvested at net asset value in shares of that portfolio.

         Income, gains, and losses credited to, or charged against, a subaccount of the separate account reflect the subaccount's own investment experience and not the investment experience of our other assets. The separate account's assets may not be used to pay any of our liabilities other than those arising from the Policies and other variable life insurance policies we issue. If the separate account's assets exceed the required reserves and other liabilities, we may transfer the excess to our general account.

         CHANGES TO THE SEPARATE ACCOUNT. As permitted by applicable law, we reserve the right to make certain changes to the structure and operation of the separate account, including, among others, the right to:

     - Remove, combine, or add subaccounts and make the new subaccounts available to you at our discretion;

     - Substitute shares of another registered open-end management company, which may have different fees and expenses, for shares of a subaccount at our discretion;

     - Close subaccounts to allocations of new premiums by existing or new Policyowners at any time in our discretion;

     - Transfer assets supporting the Policies from one subaccount to another or from the separate account to another separate account;

     - Combine the separate account with other separate accounts, and/or create new separate accounts;

     - Deregister the separate account under the 1940 Act, or operate the separate account as a management investment company under the 1940 Act, or as any other form permitted by law; and

     - Modify the provisions of the Policy to reflect changes to the subaccounts and the separate account and to comply with applicable law.

Some, but not all, of these future changes may be the result of changes in applicable laws or interpretation of the law.

         The portfolios, which sell their shares to the subaccounts, may discontinue offering their shares to the subaccounts. We will not make any such changes without receiving any necessary approval of the SEC and applicable state insurance departments. We will notify you of any changes. We reserve the right to make other structural and operational changes affecting the separate account.

THE FIXED ACCOUNT


         The fixed account is part of Transamerica's general account. We use general account assets to support our insurance and annuity obligations other than those funded by separate accounts. Subject to applicable law, Transamerica has sole discretion over the investment of the fixed account's assets. Transamerica bears the full investment risk for all amounts contributed to the fixed account. Transamerica guarantees that the amounts allocated to the fixed account will be credited interest daily at an annual net effective interest rate of at least 3.0%. We will determine any interest rate credited in excess of the guaranteed rate at our sole discretion.

         Money you place in the fixed account will earn interest compounded daily at a current interest rate in effect at the time of your allocation. We may declare current interest rates from time to time. We may declare more than one interest rate for different money based upon the date of allocation or transfer to the fixed account. When we declare a higher current interest rate on amounts allocated to the fixed account, we guarantee the higher rate on those amounts for at least one year (the "guarantee period") unless those amounts are transferred to the loan reserve. At the end of the guarantee period we may declare a new current interest rate on those amounts and any accrued interest thereon. We will guarantee this new current interest rate for another guarantee period. We credit interest greater than 3.0% during any guarantee period at our sole discretion. You bear the risk that interest we credit will not exceed 3.0%.

         We allocate amounts from the fixed account for cash withdrawals, transfers to the subaccounts, or monthly deduction charges on a last in, first out basis ("LIFO") for the purpose of crediting interest.

         THE FIXED ACCOUNT HAS NOT BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION AND THE STAFF OF THE SECURITIES AND EXCHANGE COMMISSION HAS NOT REVIEWED THE DISCLOSURE IN THIS PROSPECTUS RELATING TO THE FIXED ACCOUNT.

THE PORTFOLIOS

         The separate account invests in shares of the portfolios of a fund. Each portfolio is an investment division of a fund, which is an open-end management investment company registered with the SEC. Such registration does not involve supervision of the management or investment practices or policies of the portfolios by the SEC.

         Each portfolio's assets are held separate from the assets of the other portfolios, and each portfolio has investment objectives and policies that are different from those of the other portfolios. Thus, each portfolio operates as a separate investment fund, and the income or loss of one portfolio has no effect on the investment performance of any other portfolio. Pending any prior approval by a state insurance regulatory authority, certain subaccounts and corresponding portfolios may not be available.

         Each portfolio's investment objective(s) and policies are summarized below. THERE IS NO ASSURANCE THAT ANY OF THE PORTFOLIOS WILL ACHIEVE ITS STATED OBJECTIVE(S). Certain portfolios may have investment objectives and policies similar to other portfolios that are managed by the same investment adviser or sub-adviser. The investment results of the portfolios, however, may be higher or lower than those of such other portfolios. We do not guarantee or make any representation that the investment results of the portfolios will be comparable to any other portfolio, even those with the same investment adviser or manager.

         YOU CAN FIND MORE DETAILED INFORMATION ABOUT THE PORTFOLIOS, INCLUDING A DESCRIPTION OF RISKS, IN THE FUND PROSPECTUSES. YOU MAY OBTAIN A FREE COPY OF THE FUND PROSPECTUSES BY CONTACTING US AT 1-800-322-7353 OR VISITING OUR WEBSITE AT WWW.TAFINLIFE.COM/VP. YOU SHOULD READ THE FUND PROSPECTUSES CAREFULLY.

                                                              SUB-ADVISER OR ADVISER AND
PORTFOLIO                                                     INVESTMENT OBJECTIVE
---------                                                     ---------------------------
MUNDER NET50                                                  MUNDER CAPITAL MANAGEMENT
                                                              Seeks long-term capital appreciation.

VAN KAMPEN EMERGING GROWTH                                    VAN KAMPEN ASSET MANAGEMENT INC.
                                                              Seeks capital appreciation.

T. ROWE PRICE SMALL CAP                                       T. ROWE PRICE ASSOCIATES, INC.
                                                              Seeks long-term growth of capital
                                                              by investing primarily in
                                                              common stocks of small growth
                                                              companies.

PBHG MID CAP GROWTH                                           PILGRIM BAXTER & ASSOCIATES, LTD.
                                                              Seeks capital appreciation.

ALGER AGGRESSIVE GROWTH                                       FRED ALGER MANAGEMENT, INC.
                                                              Seeks long-term capital appreciation.

THIRD AVENUE VALUE                                            THIRD AVENUE MANAGEMENT LLC
                                                              Seeks long-term capital appreciation.

AMERICAN CENTURY INTERNATIONAL                                AMERICAN CENTURY INVESTMENT MANAGEMENT, INC.
                                                              Seeks capital growth.

                                                              SUB-ADVISER OR ADVISER AND
PORTFOLIO                                                     INVESTMENT OBJECTIVE
---------                                                     --------------------
JANUS GLOBAL                                                  JANUS CAPITAL MANAGEMENT LLC
                                                              Seeks long-term growth of capital in a
                                                              manner consistent with the preservation of
                                                              capital.

GREAT COMPANIES--GLOBAL2                                      GREAT COMPANIES, L.L.C.
                                                              Seeks long-term growth of capital in a
                                                              manner consistent with the preservation of capital.

GREAT COMPANIES--TECHNOLOGY(SM)                               GREAT COMPANIES, L.L.C.
                                                              Seeks long-term growth of capital.

JANUS GROWTH                                                  JANUS CAPITAL MANAGEMENT LLC
                                                              Seeks growth of capital.

MARSICO GROWTH*                                               BANC OF AMERICA CAPITAL MANAGEMENT, LLC
                                                              Seeks long-term growth of capital.

GE U.S. EQUITY                                                GE ASSET MANAGEMENT INCORPORATED
                                                              Seeks long-term growth of capital.

GREAT COMPANIES--AMERICA(SM)                                  GREAT COMPANIES, L.L.C.
                                                              Seeks long-term growth of capital.

SALOMON ALL CAP                                               SALOMON BROTHERS ASSET MANAGEMENT INC
                                                              Seeks capital appreciation.

DREYFUS MID CAP                                               THE DREYFUS CORPORATION
                                                              Seeks total investment returns (including
                                                              capital appreciation and income), which
                                                              consistently outperform the S&P
                                                              Mid Cap 400 Index.

PBHG/NWQ VALUE                                                NWQ INVESTMENT MANAGEMENT COMPANY, LLC
SELECT                                                        and Pilgrim Baxter & Associates, Ltd.
                                                              Seeks to achieve maximum, consistent total
                                                              return with minimum risk to principal.

T. ROWE PRICE EQUITY INCOME                                   T. ROWE PRICE ASSOCIATES, INC.
                                                              Seeks to provide substantial dividend income
                                                              as well as long-term growth of capital by
                                                              primarily investing in the dividend-paying
                                                              common stocks of established companies.

TRANSAMERICA VALUE BALANCED                                   TRANSAMERICA INVESTMENT MANAGEMENT, LLC
                                                              Seeks preservation of capital and competitive
                                                              investment returns.

LKCM STRATEGIC TOTAL RETURN                                   LUTHER KING CAPITAL MANAGEMENT CORPORATION
                                                              Seeks preservation of capital and long-term
                                                              growth.

                                                              SUB-ADVISER OR ADVISER AND
PORTFOLIO                                                     INVESTMENT OBJECTIVE
---------                                                     --------------------
CLARION REAL ESTATE SECURITIES                                ING CLARION REAL ESTATE SECURITIES
                                                              Seeks long-term total return from
                                                              investments primarily in equity securities
                                                              of real estate companies. Total return will
                                                              consist of realized and unrealized capital
                                                              gains and losses plus income.

FEDERATED GROWTH & INCOME                                     FEDERATED INVESTMENT COUNSELING
                                                              Seeks total return by investing in
                                                              securities that have defensive
                                                              characteristics.

JANUS BALANCED                                                JANUS CAPITAL MANAGEMENT LLC
                                                              Seeks long-term capital growth, consistent
                                                              with preservation of capital and
                                                              balanced by current income.

AEGON BOND                                                    BANC ONE INVESTMENT ADVISORS CORP.
                                                              Seeks the highest possible current income
                                                              within the confines of the primary goal of
                                                              insuring the protection of capital.

TRANSAMERICA MONEY MARKET                                     TRANSAMERICA INVESTMENT MANAGEMENT, LLC
                                                              Seeks to provide maximum current
                                                              income consistent with preservation
                                                              of principal and maintenance of liquidity.

ASSET ALLOCATION - CONSERVATIVE PORTFOLIO**                   AEGON/TRANSAMERICA FUND ADVISERS, INC.
                                                              Seeks current income and preservation of capital.

ASSET ALLOCATION - MODERATE PORTFOLIO**                       AEGON/TRANSAMERICA FUND ADVISERS, INC.
                                                              Seeks capital appreciation.

ASSET ALLOCATION - MODERATE GROWTH                            AEGON/TRANSAMERICA FUND ADVISERS, INC.
PORTFOLIO**                                                   Seeks capital appreciation.

ASSET ALLOCATION - GROWTH PORTFOLIO**                         AEGON/TRANSAMERICA FUND ADVISERS, INC.
                                                              Seeks capital appreciation and current income.

TRANSAMERICA CONVERTIBLE SECURITIES                           TRANSAMERICA INVESTMENT MANAGEMENT, LLC
                                                              Seeks maximum total return through a
                                                              combination of current income and
                                                              capital appreciation.

PIMCO TOTAL RETURN                                            PACIFIC INVESTMENT MANAGEMENT COMPANY, LLC
                                                              Seeks maximum total return consistent
                                                              with preservation of capital and
                                                              prudent investment management.

TRANSAMERICA EQUITY                                           TRANSAMERICA INVESTMENT MANAGEMENT, LLC
                                                              Seeks to maximize long-term growth.

                                                              SUB-ADVISER OR ADVISER AND
PORTFOLIO                                                     INVESTMENT OBJECTIVE
---------                                                     --------------------
TRANSAMERICA GROWTH OPPORTUNITIES                             TRANSAMERICA INVESTMENT MANAGEMENT, LLC
                                                              Seeks to maximize long-term growth.

TRANSAMERICA U.S. GOVERNMENT                                  TRANSAMERICA INVESTMENT MANAGEMENT, LLC
SECURITIES                                                    Seeks to provide as high a level of total return as
                                                              is consistent with prudent investment strategies
                                                              by investing under normal conditions at least 80% of
                                                              its assets in U.S. government debt obligations and
                                                              mortgage-backed securities issued or guaranteed by the
                                                              U.S. government, its agencies or government-sponsored entities.

J.P. MORGAN ENHANCED INDEX                                    J.P. MORGAN INVESTMENT MANAGEMENT INC.
                                                              Seeks to earn a total return modestly in excess of the
                                                              total return performance of the S&P 500 Index
                                                              (including the reinvestment of dividends) while
                                                              maintaining a volatility of return similar to the
                                                              S&P 500 Index.

CAPITAL GUARDIAN VALUE                                        CAPITAL GUARDIAN TRUST COMPANY
                                                              Seeks to provide long-term growth of capital and
                                                              income through investments in a portfolio comprised
                                                              primarily of equity securities of U.S. issuers and
                                                              securities whose principal markets are in the U.S.
                                                              (including American Depositary Receipts) and
                                                              other U.S. registered foreign securities.

CAPITAL GUARDIAN U.S. EQUITY                                  CAPITAL GUARDIAN TRUST COMPANY
                                                              Seeks to provide long-term growth of capital.

MFS HIGH YIELD                                                MASSACHUSETTS FINANCIAL SERVICES COMPANY
                                                              Seeks to provide high current income by investing
                                                              primarily in a professionally managed
                                                              diversified portfolio of fixed income securities, some
                                                              of which may involve equity features.

VIP EQUITY-INCOME PORTFOLIO                                   FIDELITY MANAGEMENT & RESEARCH COMPANY
                                                              Seeks reasonable income.

VIP CONTRAFUND(R) PORTFOLIO                                   FIDELITY MANAGEMENT & RESEARCH COMPANY
                                                              Seeks long-term capital appreciation.

VIP GROWTH OPPORTUNITIES PORTFOLIO                            FIDELITY MANAGEMENT & RESEARCH COMPANY
                                                              Seeks to provide capital growth.

POTOMAC DOW 30 PLUS PORTFOLIO                                 RAFFERTY ASSET MANAGEMENT, LLC
                                                              Seeks daily investment results that correspond
                                                              to 125% of the performance of the Dow Jones
                                                              Industrial Average(SM).

                                                              SUB-ADVISER OR ADVISER AND
PORTFOLIO                                                     INVESTMENT OBJECTIVE
---------                                                     --------------------
POTOMAC OTC PLUS PORTFOLIO                                    RAFFERTY ASSET MANAGEMENT, LLC
                                                              Seeks to provide investment returns that
                                                              correspond to 125% of the performance
                                                              of the Nasdaq 100 Index(TM).

ACCESS U.S. GOVERNMENT MONEY                                  RAFFERTY ASSET MANAGEMENT, LLC
MARKET PORTFOLIO                                              Seeks to provide security of principal,
                                                              current income and liquidity.

WELLS S&P REIT INDEX PORTFOLIO                                WELLS ASSET MANAGEMENT, INC.
                                                              Seeks to provide investment results corresponding to
                                                              the performance of the S&P Real Estate Investment
                                                              Trust Composite Index.

----------------
* Prior to November 1, 2002, this portfolio was sub-advised by Goldman Sachs Asset Management.
** Each asset allocation portfolio invests in a combination of underlying Series Fund portfolios.

         AEGON/Transamerica Fund Advisers, Inc. ("AEGON/Transamerica Advisers"), located at 570 Carillon Parkway, St. Petersburg, Florida 33716, a wholly-owned subsidiary of Western Reserve Life Assurance Co. of Ohio, an affiliate of Transamerica, serves as investment adviser to the Series Fund and manages the Series Fund in accordance with policies and guidelines established by the Series Fund's Board of Directors. For certain portfolios, AEGON/Transamerica Advisers has engaged investment sub-advisers to provide portfolio management services. AEGON/Transamerica Advisers and each investment sub-adviser are registered investment advisers under the Investment Advisers Act of 1940, as amended. See the Series Fund prospectuses for more information regarding AEGON/Transamerica Advisers and the investment sub-advisers.

         Fidelity Management & Research Company ("FMR"), located at 82 Devonshire Street, Boston, Massachusetts 02109, serves as investment adviser to the VIP Funds and manages the VIP Funds in accordance with policies and guidelines established by the VIP Funds' Board of Trustees. For certain portfolios, FMR has engaged investment sub-advisers to provide portfolio management services with regard to foreign investments. FMR and each sub-adviser are registered investment advisers under the Investment Advisers Act of 1940, as amended. See the VIP Funds prospectuses for more information regarding FMR and the investment sub-advisers.

         Morningstar Associates, LLC ("Morningstar"), located at 225 West Wacker Drive, Chicago, Illinois 60606, serves as a "consultant" to AEGON/Transamerica Advisers for investment model creation and maintenance to the Asset Allocation - Conservative Portfolio, Asset Allocation - Moderate Portfolio, Asset Allocation
- Moderate Growth Portfolio and Asset Allocation - Growth Portfolio of the Series Fund. Morningstar will be paid an annual fee for its services. See the Series Fund prospectuses for more information regarding Morningstar.

         Access Fund Management, LLC, located at 475 Hickorynut Avenue, Oldsmar, Florida 34677, serves as the investment adviser to the AVIT fund and manages the AVIT fund in accordance with policies and guidelines established by the AVIT fund's Board of Trustees. For certain portfolios, AVIT has engaged investment sub-advisers to provide portfolio management services with regard to foreign investments. AVIT and each sub-adviser are registered investment advisers under the Investment Advisers Act of 1940, as amended. See the AVIT fund prospectus for more information regarding Access and the investment sub-advisers.

ADDITION, DELETION, OR SUBSTITUTION OF INVESTMENTS

         We do not guarantee that each portfolio will always be available for investment through the Policy. We reserve the right, subject to compliance with applicable law, to add new portfolios or portfolio classes, close existing portfolios or portfolio classes, or substitute portfolio shares that are held by any subaccount for shares of a different portfolio. New or substitute portfolios may have different fees and expenses and their availability may be limited to certain classes of purchasers. We will not add, delete or substitute any shares attributable to your interest in a subaccount without notice to you and prior approval of the SEC, to the extent required by the 1940 Act or other applicable law. We may also decide to purchase securities from other portfolios for the separate account. We reserve the right to transfer separate account assets to another separate account that we determine to be associated with the class of contracts to which the Policy belongs.

YOUR RIGHT TO VOTE PORTFOLIO SHARES

         Even though we are the legal owner of the portfolio shares held in the subaccounts, and have the right to vote on all matters submitted to shareholders of the portfolios, we will vote our shares only as policyowners instruct, so long as such action is required by law.

         Before a vote of a portfolio's shareholders occurs, you will receive voting materials from us. We will ask you to instruct us on how to vote and to return your proxy to us in a timely manner. You will have the right to instruct us on the number of portfolio shares that corresponds to the amount of cash value you have in that portfolio (as of a date set by the portfolio).

         If we do not receive voting instructions on time from some policyowners, we will vote those shares in the same proportion as the timely voting instructions we receive. Should federal securities laws, regulations and interpretations change, we may elect to vote portfolio shares in our own right. If required by state insurance officials, or if permitted under federal regulation, we may disregard certain owner voting instructions. If we ever disregard voting instructions, we will send you a summary in the next annual report to policyowners advising you of the action and the reasons we took such action.

CHARGES AND DEDUCTIONS
================================================================================

         This section describes the charges and deductions that we make under the Policy in consideration for: (1) the services and benefits we provide; (2) the costs and expenses we incur; and (3) the risks we assume. The fees and charges deducted under the Policy may result in a profit to us.

SERVICES AND BENEFITS WE PROVIDE      -  the death benefit, cash and loan benefits;
UNDER THE POLICY:                     -  investment options, including premium allocations;
                                      -  administration of elective options; and
                                      -  the distribution of reports to owners.

COSTS AND EXPENSES WE INCUR:          -  costs associated with processing and underwriting
                                         applications;
                                      -  expenses of issuing and administering the Policy
                                         (including any Policy riders);
                                      -  overhead and other expenses for providing services
                                         and benefits and sales and marketing expenses,
                                         including compensation paid in connection with the sale of the Policies; and
                                      -  other costs of doing business, such as collecting premiums, maintaining records, processing claims, effecting transactions, and paying federal, state and local premium and other taxes and fees.

RISKS WE ASSUME:                      -  that the charges we may deduct may be insufficient to meet our actual claims because insureds die sooner
                                         than we estimate; and
                                      -  that the costs of providing the services and benefits under the
                                         Policies may exceed the charges we are allowed to deduct.

         Some or all the charges we deduct are used to pay aggregate Policy costs and expenses we incur in providing the services and benefits under the Policy and assuming the risks associated with the Policy.

PREMIUM CHARGE

         Before we allocate the net premium payments you make, we will deduct the following charge.

PREMIUM EXPENSE CHARGE       -    This charge equals:

                                  ->   6.0% of premiums during the first ten Policy years on
                                       Policies with a specified amount in force of less than
                                       $250,000 and 4.0% on Policies with a specified amount in
                                       force of $250,000 - $499,999; and

                                  ->   2.5% of premiums thereafter on Policies with a specified
                                       amount less than $500,000.
                             -    There is no premium expense charge for Policies with a specified amount of $500,000 or higher.

                             -    Because certain events (such as increases or decreases in the specified amount, a change in death benefit option, or
                                  a cash withdrawal if you choose the Option A death benefit) may affect the specified amount in force, premium expense charges will be based on the specified amount in force for the Base
                                  Policy at the time we receive the premium.
                             -    Some or all of the premium expense charges we deduct
                                  are used to pay the aggregate Policy costs and expenses we incur, including distribution costs and/or state premium taxes.
                                  Although state premium tax rates imposed on us vary from state to state, the premium expense charge deducted will not vary with the state of residence of the policyowner.

MONTHLY DEDUCTION

         We take a monthly deduction from the cash value on the Policy date and on each Monthiversary. We deduct this charge on a pro rata basis from all accounts (i.e., in the same proportion that the value in each subaccount and the fixed account bears to the total cash value on the Monthiversary). Because portions of the monthly deduction (such as cost of insurance) can vary monthly, the monthly deduction will also vary.

THE MONTHLY DEDUCTION IS     -    the monthly Policy charge; PLUS
EQUAL TO:                    -    the monthly cost of insurance charge for the Policy; PLUS
                             -    the monthly charge for any benefits provided by riders attached to the Policy; PLUS
                             -    the decrease charge (if applicable) incurred as a result
                                  of a decrease in the specified amount.

                             MONTHLY POLICY CHARGE:

                             -    This charge currently equals $5.00 each Policy month.  After the first Policy year, we may increase this charge.
                             -    We guarantee this charge will never be more than
                                  $7.50 per month.
                             -    This charge is used to cover aggregate Policy expenses.

                             COST OF INSURANCE CHARGE:

                             -    We deduct this charge each month. It varies each month and is determined as follows:

                                  1.   divide the death benefit on the Monthiversary by
                                       1.0024663 (this factor reduces the net amount at risk,
                                       for purposes of computing the cost of insurance, by
                                       taking into account assumed monthly earnings at an
                                       annual rate of 3.0%);

                                  2.   subtract the cash value on the Monthiversary
                                       after it has been allocated among the segments
                                       of specified amount in force in the following
                                       order: first, initial specified amount, then,
                                       each increase in specified amount starting
                                       with the oldest increase, then the next
                                       oldest, successively, until all cash
                                       value has been allocated (the resulting
                                       amounts are the net amount at risk for each
                                       segment of specified amount);

                                  3.   multiply each segment of net amount at risk provided
                                       under 2. by the appropriate monthly cost of insurance
                                       rate for that  segment;  and add the results
                                       together.

                             -    Your monthly current cost of insurance rate depends, in part, on your specified amount band.  The specified amount bands available are:

                                  ->   Band 1: $50,000 - $249,999
                                  ->   Band 2: $250,000 - $499,999
                                  ->   Band 3: $500,000 - $999,999
                                  ->   Band 4: $1,000,000 and over

                             -    Generally, the higher the specified amount band you choose, the lower the current cost of insurance rates.
                             -    We determine your specified amount band by referring to the specified amount in force for the Base Policy (that is, the initial specified amount on the Policy date, plus any increases, and minus any decreases). Riders are not included in determining the Policy's specified amount band.

                             OPTIONAL INSURANCE RIDERS:

                             -    The monthly deduction will include charges for any optional insurance benefits you add to your Policy by rider.

         To determine the monthly cost of insurance rates we refer to a schedule of current cost of insurance rates using the insured's issue age on the Policy date, issue age at the time of any increase in specified amount, specified amount band, gender, underwriting class, and the length of time from the Policy date or from the date of any increase in specified amount. The factors that affect the net amount at risk for each segment of specified amount include the investment performance of the portfolios in which you invest, payment of premiums, the fees and charges deducted under the Policy, the death benefit option you chose, as well as any Policy transactions (such as loans, partial withdrawals, transfers, and changes in specified amount). The actual monthly cost of insurance rates are primarily based on our expectations as to future mortality experience and expenses. Monthly cost of insurance rates may be changed by us from time to time. The actual rates we charge will never be greater than the Table of Guaranteed Maximum Life Insurance Rates stated in your Policy. These guaranteed rates are based on the Commissioners 1980 Standard Ordinary Tobacco and Non-Tobacco Mortality Tables ("1980 C.S.O. Tables") and the insured's attained age, gender, and rate class. For standard rate classes, these guaranteed rates will never be greater than the rates in the 1980 C.S.O. Tables.

         If you increase the specified amount, different monthly cost of insurance rates may apply to that segment of specified amount, based on the insured's issue age and rate class at the time of the increase, gender, and the length of time since the increase. Increases in specified amount may move the Policy into a higher specified amount band.

         Decreases in specified amount may cause the Policy to drop into a lower band of specified amount and may result in an increase in cost of insurance rates and premium expense charge rates. Decreases in specified amount will be applied on a last-in, first-out basis to the specified amount in force, and will first reduce the specified amount provided by the most recent increase in specified amount in force, then reduce the next most recent increases, successively, and then reduce the initial specified amount.

         The underwriting class of the insured will affect the cost of insurance rates. We use a standard method of underwriting in determining underwriting classes, which are based on the health of the insured. We currently place insureds into preferred and standard classes. We also place insureds into sub-standard classes with extra ratings, which reflect higher mortality risks and will result in higher cost of insurance rates.

         We may issue certain Policies on a simplified or expedited basis. Cost of insurance rates charged for any Policies issued on a simplified or expedited basis would not cause healthy individuals to pay higher cost of insurance rates than they would pay under a substantially similar Policy that we offer using different underwriting criteria.

         The cost of insurance charge for any optional insurance rider and for any increase in rider specified amount is calculated in the same manner used to determine the Base Policy's cost of insurance charges. Generally, the current cost of insurance rates for the optional riders are lower than the current cost of insurance rates on the Base Policy's net amount at risk. The guaranteed cost of insurance rates under the riders are substantially the same as the guaranteed cost of insurance rates on the Policy's net amount at risk.

MORTALITY AND EXPENSE RISK CHARGE

         We deduct a daily charge from your Policy's cash value in each subaccount to compensate us for aggregate Policy expenses and mortality and expense costs we assume. This charge is equal to:

          -    your Policy's cash value in each subaccount multiplied by
          - the daily pro rata portion of the annual mortality and expense risk charge rate of 0.90%.

         The annual rate is equal to 0.90% of the average daily net assets of each subaccount. We guarantee to reduce this charge to 0.60% after the first 15 Policy years. We intend to reduce this charge to 0.30% in the 16th Policy year, but we do not guarantee that we will do so, and we reserve the right to maintain this charge at the 0.60% level after the 15th Policy year.

         The mortality risk is that the insured will live for a shorter time than we project. The expense risk is that the expenses that we incur will exceed the administrative charge limits we set in the Policy.

         If this charge combined with other Policy charges, does not cover our total actual costs, we absorb the loss. Conversely, if the charge more than covers actual costs, the excess is added to our surplus. We expect to profit from this charge. We may use any profits to cover distribution and other costs.

SURRENDER CHARGE

         If you surrender your Policy completely during the first 15 years (or during the 15 year period following an increase in specified amount), we deduct a surrender charge from your cash value and pay the remaining cash value (less any outstanding loan amount) to you.

         The surrender charge is a charge for each $1,000 of specified amount of the initial specified amount of your Base Policy and of each increase in specified amount. The surrender charge that will apply on a full surrender of the Policy is the total of the surrender charge calculated for the initial specified amount and the surrender charges calculated for each increase in specified amount unless there has been a reduction in specified amount for which a decrease charge was applied.

         The initial specified amount has a 15 year surrender charge period starting on the Policy date and surrender charges that are based upon the insured's issue age, gender and rate class on the Policy date. Each increase in specified amount has its own 15 year surrender charge period and surrender charges that are based upon the insured's issue age, gender and rate class at the time of the increase.

         Decreases in specified amount will be applied to the specified amount in force on a last-in, first-out basis and will first reduce the surrender charge on the most recent increase in specified amount in force, then, if still applicable, reduce the surrender charge on the next most recent increases, successively, and then reduce the surrender charge on the initial specified amount.

EXAMPLE:

                  January 1, 2001          Policy issued for $300,000
                  January 1, 2004          Policy increased by $200,000
                  January 1, 2005          Policy decreased by $100,000

         If the surrender charge on January 1, 2005 (before the decrease) is:

                COVERAGE LAYER                 SURRENDER CHARGE
                --------------                 ----------------
                  $300,000                         $4,656
                  $200,000                         $3,624

         The $200,000 layer is reduced to $100,000 on January 1, 2005 and a surrender charge of $1,812 is applied.

                         100
                         ---
                         200      x     $3,624   =  $1,812

         There is no surrender charge if you wait until the end of the 15th Policy anniversary to surrender your Policy and you have not increased your specified amount during the first 15 Policy years. The payment you receive is called the net surrender value. The formula we use reduces the surrender charge at older ages in compliance with state laws.

         THE SURRENDER CHARGE MAY BE SIGNIFICANT. YOU SHOULD EVALUATE THIS CHARGE CAREFULLY BEFORE YOU CONSIDER A SURRENDER. Under some circumstances the level of surrender charges might result in no net surrender value available if you surrender your Policy in the early Policy years. This will depend on a number of factors, but is more likely if:

          - you pay premiums equal to or not much higher than the minimum monthly guarantee premium shown in your Policy; and/or
          -    investment performance is too low.

         In addition, surrender charges that apply for 15 years after any increase in specified amount will likely significantly reduce your net surrender value.

THE SURRENDER CHARGE FOR EACH SEGMENT OF     -        the surrender charge per $1,000 of
                                                      specified amount in the segment (varies by issue age, gender
SPECIFIED AMOUNT IS CALCULATED AS:                    and rate class on the Policy date or date of specified amount
increase);                                            multiplied by
                                             -        the SURRENDER CHARGE FACTOR.

         The SURRENDER CHARGE PER THOUSAND is calculated separately for initial specified amount and for each increase in specified amount, using the rates found in Appendix A.

         The SURRENDER CHARGE FACTOR is also calculated separately for the initial specified amount and for each increase in specified amount in force. The surrender charge factor varies by insured's issue age (on the Policy date or date of specified amount increase) and number of years since the Policy date or date of specified amount increase. For insureds issue ages 0-34, the surrender charge factor is equal to 1.00 during years 1-5. It decreases by 0.10 each year until the end of the 15th year when it is zero. If you are older than 34 on the Policy date or on the date of specified amount increase, the factor is less than
1.00 at earlier durations. In no event are the surrender charge factors any greater than those shown on the table below. We always determine the surrender charge factor from the Policy date or date of specified amount increase to the surrender date, regardless of whether there were any prior lapses and reinstatements.

                            SURRENDER CHARGE FACTORS
                                 ISSUE AGES 0-34

                  END OF YEAR*                         FACTOR
                  ------------                         ------
                  At Issue                              1.00
                  1-5                                   1.00
                  6                                      .90
                  7                                      .80
                  8                                      .70
                  9                                      .60
                  10                                     .50
                  11                                     .40
                  12                                     .30
                  13                                     .20
                  14                                     .10
                  15                                       0
                  16+                                      0

                 * The factor on any date other than a Policy anniversary or anniversary of an increase in specified amount will be determined proportionately using the factor at the end of the year prior to surrender and the factor at the end of the year of surrender.


- SURRENDER CHARGE EXAMPLE: Assume a male, ultimate select non-tobacco user purchases the Policy at issue age 30 with a specified amount of $100,000. The Policy is surrendered in Policy year 5. The surrender charge per $1,000 of specified amount is $12.52. This is multiplied by the surrender charge factor of 1.00

The surrender charge   =    the surrender charge per $1,000 ($12.52) x the
                            number of thousands of initial specified amount
                            (100) x the surrender charge factor (1.0)
                       =    $1,252.

         The surrender charge helps us recover distribution expenses that we incur in connection with the Policy, including agent sales commissions and printing and advertising costs, as well as aggregate Policy expenses.

DECREASE CHARGE

         If you decrease the specified amount during the first 15 Policy years (or during the 15 year period following an increase in specified amount), we will deduct a decrease charge from your cash value. Decreases in specified amount will be applied on a last-in, first-out basis to the current specified amount in force. The decrease charge will first be calculated based on the current surrender charge applicable to the most recent increase in specified amount still in force. If the amount of the decrease in specified amount is greater than the most recent increase in specified amount, then the charge will also be calculated based on the surrender charges applicable to the next most recent increases, successively, and then will also be calculated based on any remaining surrender charge on the initial specified amount, up to the amount of the requested decrease.

THE DECREASE CHARGE IS EQUAL TO:          -  the surrender charge as of the date
                                             of the decrease applicable to that
                                             portion of the segment(s) of the
                                             specified amount that is decreased.
                                             See Surrender Charge above.

         We will not deduct the decrease charge from the cash value when a specified amount decrease results from:

         -        a change in the death benefit option; or
         -        a cash withdrawal (when you select death benefit Option A).

         If a decrease charge is deducted because of a decrease in specified amount, any future decrease charges incurred during the surrender charge period will be based on the reduced specified amount.

         We will determine the decrease charge using the above formula, regardless of whether your Policy has lapsed and been reinstated, or you have previously decreased your specified amount. We will not allow a decrease in specified amount if the decrease charge will cause the Policy to go into a grace period. A decrease in specified amount will generally decrease the insurance protection of the Policy.

TRANSFER CHARGE

         - We currently allow you to make 12 transfers each year free from charge.

         -        We charge $25 for each additional transfer.

         - For purposes of assessing the transfer charge, all transfers made in one day, regardless of the number of subaccounts affected by the transfer, are considered a single transfer.

         - We deduct the transfer charge from the amount being transferred.

         - Transfers due to loans, exercise of conversion rights, or from the fixed account do not count as transfers for the purpose of assessing this charge.

         - Transfers under dollar cost averaging and asset rebalancing are transfers for purposes of this charge.

         -        We will not increase this charge.

LOAN INTEREST CHARGE

         We currently charge you an effective annual interest rate on a Policy loan of 3.75% (4.0% maximum guaranteed) on each Policy anniversary. We will also credit the amount in the loan reserve with an effective annual interest rate of 3.00%. After offsetting the 3.00% interest we credit, the net cost of loans currently is 0.75% annually (1.00% maximum guaranteed). After the 10th Policy year, we may apply preferred loan charged rates on an amount equal to the cash value MINUS total premiums paid (less any cash withdrawals) and MINUS any outstanding loan amount including accrued loan interest. The current preferred loan interest rate charged is 3.00% effective annually and is not guaranteed.

CASH WITHDRAWAL CHARGE

         - After the first Policy year, you may take one cash withdrawal per Policy year.
         - When you make a cash withdrawal, we charge a processing fee of $25 or 2% of the amount you withdraw, whichever is less.
         - We deduct this amount from the withdrawal, and we pay you the balance.
         -        We will not increase this charge.

TAXES

         We currently do not make any deductions for taxes from the separate account. We may do so in the future if such taxes are imposed by federal or state agencies.

PORTFOLIO EXPENSES

         The portfolios deduct management fees and expenses from the amounts you have invested in the portfolios. These fees and expenses reduce the value of your portfolio shares. Some portfolios also deduct 12b-1 fees from portfolio assets. See the fund prospectuses.

         Our affiliate, AFSG Securities Corporation ("AFSG"), the principal underwriter for the Policies, will receive the 12b-1 fees deducted from portfolio assets for providing shareholder support services to the portfolios. We and our affiliates, including the principal underwriter for the Policies, may receive compensation from the investment advisers, administrators, and/or distributors (and an affiliate thereof) of the portfolios in connection with administrative or other services and cost savings experienced by the investment advisers, administrators or distributors. It is anticipated that such compensation will be based on assets of the particular portfolios attributable to the Policy and may be significant. Some advisers, administrators, distributors or portfolios may pay us (and our affiliates) more than others.

THE POLICY
================================================================================
OWNERSHIP RIGHTS

         The Policy belongs to the owner named in the application. The owner may exercise all of the rights and options described in the Policy. The owner is the insured unless the application specifies a different person as the insured. If the owner dies before the insured and no contingent owner is named, then ownership of the Policy will pass to the owner's estate. The principal rights an owner may exercise are:

         -        to designate or change beneficiaries;
         -        to receive amounts payable before the death of the insured;
         - to assign the Policy (if you assign the Policy, your rights and the rights of anyone who is to receive payment under the Policy are subject to the terms of that assignment);
         -        to change the owner of this Policy; and
         -        to change the specified amount of this Policy.

No designation or change in designation of an owner will take effect unless we receive written request thereof. When received, the request will take effect as of the date it was signed, subject to payment or other action taken by us before it was received at our administrative office.

MODIFYING THE POLICY

         Any modifications or waiver of any rights or requirements under the Policy must be in writing and signed by our president or secretary. NO AGENT MAY BIND US BY MAKING ANY PROMISE NOT CONTAINED IN THIS POLICY.

Upon notice to you, we may modify the Policy:

         - to make the Policy or the separate account comply with any law or regulation issued by a governmental agency to which we are subject; or
         - to assure continued qualification of the Policy under the Internal Revenue Code or other federal or state laws relating to variable life policies; or
         -        to reflect a change in the operation of the separate account;
                  or
         - to provide additional subaccounts and/or fixed account options.

PURCHASING A POLICY

         To purchase a Policy, you must submit a completed application and an initial premium to us through any licensed life insurance agent who is also a registered representative of a broker-dealer having a selling agreement with AFSG, the principal underwriter for the Policy, and us.

         You select the specified amount of insurance coverage for your Policy within the following limits. Our current minimum specified amount for a Policy is generally $50,000. We currently charge lower cost of insurance rates for Policies with specified amounts in higher bands of coverage. We offer the following specified amount bands of coverage:

         ->       band 1: $50,000 - $249,999
         ->       band 2: $250,000 - $499,999
         ->       band 3: $500,000 - $999,999
         ->       band 4: $1,000,000 and over

         We will generally only issue a Policy to you if you provide sufficient evidence that the insured meets our insurability standards. Your application is subject to our underwriting rules, and we may reject any application for any reason permitted by law. We will not issue a Policy to you if the insured is over age 85. The insured must be insurable and acceptable to us under our underwriting rules on the later of:

         -        the date of your application; or
         - the date the insured completes all of the medical tests and examinations that we require.

TAX-FREE "SECTION 1035" EXCHANGES

         You can generally exchange one life insurance policy for another covering the same insured in a "tax-free exchange" under Section 1035 of the Internal Revenue Code. Before making an exchange, you should compare both life insurance policies carefully. Remember that if you exchange another life insurance policy for the one described in this prospectus, you might have to pay a surrender charge on your old policy, other charges may be higher (or lower) and the benefits may be different. If the exchange does not qualify for Section 1035 treatment, or if your current policy is subject to a policy loan, you may also have to pay federal income tax on the exchange. You should not exchange another life insurance policy for this one unless you determine, after knowing all the facts, that the exchange is in your best interest and not just better for the person selling you the Policy (that person will generally earn a commission if you buy this Policy through an exchange or otherwise).

WHEN INSURANCE COVERAGE TAKES EFFECT

         Insurance coverage under the Policy will take effect only if all of the following conditions have been met: (1) the first full premium must be received by the Company; (2) during the lifetime of any proposed insured, the proposed owner must have personally received and accepted the Policy which was applied for and all answers on the application must be true and correct on the date such Policy is received and accepted; and (3) on the date of the later of either (1) or (2) above, all of the statements and answers given in the application must be true and complete, and there must have been no change in the insurability of any proposed insured.

         Conditional Insurance Coverage. If you pay the full initial premium listed in the conditional receipt attached to the application, and we deliver the conditional receipt to you, the insured will have conditional insurance coverage under the terms of the conditional receipt. Because we do not accept initial premiums in advance for Policies with a specified amount in excess of $1,000,000, we do not offer conditional insurance coverage for Policies issued with a specified amount in excess of $1,000,000. Conditional insurance coverage is void if the check or draft you gave us to pay the initial premium is not honored when we first present it for payment.

THE AGGREGATE AMOUNT OF CONDITIONAL                  -      the amounts applied for under all conditional
INSURANCE COVERAGE, IF ANY, IS THE LESSER OF:               receipts issued by us; or
                                                     -      $500,000 of life insurance.

SUBJECT TO THE CONDITIONS AND LIMITATIONS            -      the date of application;
OF THE CONDITIONAL RECEIPT, CONDITIONAL              -      the date of the last medical examination, test,
INSURANCE UNDER THE TERMS OF THE POLICY                     and other screenings required by us, if any (the
APPLIED FOR MAY BECOME EFFECTIVE AS OF                      "Effective Date").  Such conditional insurance
THE LATER OF:                                               will take effect as of the Effective Date, so long
                                                            as all of the following requirements are met:


                                                            1.  Each person proposed to be insured
                                                                is found to have been insurable as
                                                                of the Effective Date, exactly as
                                                                applied for in accordance with our
                                                                underwriting rules and standards,
                                                                without any modifications as to
                                                                plan, amount, or premium rate;

                                                            2.  As of the Effective Date, all
                                                                statements and answers given in the
                                                                application must be true;

                                                            3.  The payment made with the
                                                                application must not be less than
                                                                the full initial premium for the
                                                                mode of payment chosen in the
                                                                application and must be received at
                                                                our office within the lifetime of
                                                                the proposed insured;

                                                            4.  All medical examinations, tests,
                                                                and other screenings required of
                                                                the proposed insured by us are
                                                                completed and the results received
                                                                at our office within 60 days of the
                                                                date the application was completed;
                                                                and

                                                            5.  All parts of the application, any
                                                                supplemental application,
                                                                questionnaires, addendum and/or
                                                                amendment to the application are
                                                                signed and received at our office.

ANY CONDITIONAL LIFE INSURANCE COVERAGE              a.     60 days from the date the application was
TERMINATES ON THE EARLIEST OF:                              signed;

                                                     b.     the date we either mail notice to
                                                            the applicant of the rejection of
                                                            the application and/or mail a
                                                            refund of any amounts paid with the
                                                            application;

                                                     c.     when the insurance applied for goes
                                                            into effect under the terms of the
                                                            Policy applied for; or

                                                     d.     the date we offer to provide
                                                            insurance on terms that differ from
                                                            the insurance for which you have
                                                            applied.

SPECIAL LIMITATIONS OF THE CONDITIONAL               -      the conditional receipt is not valid unless:
RECEIPT:                                                     ->  all blanks in the conditional receipt are
                                                                 completed; and
                                                             ->  the Receipt is signed by an agent or
                                                                 authorized Company representative.

OTHER LIMITATIONS:                                   -      There is no conditional receipt coverage for riders or
                                                            any additional  benefits, if any, for which you may
                                                            have applied.

                                                     -      If one or more of the Receipt's
                                                            conditions have not been met
                                                            exactly, or if a proposed insured
                                                            dies by suicide, we will not be
                                                            liable except to return any payment
                                                            made with the application.

                                                     -      If we do not approve and accept the
                                                            application within 60 days of the
                                                            date you signed the application,
                                                            the application will be deemed to
                                                            be rejected by us and there will be
                                                            no conditional insurance coverage.
                                                            In that case, Transamerica's
                                                            liability will be limited to
                                                            returning any payment(s) you have
                                                            made upon return of this Receipt to
                                                            us.

         Full Insurance Coverage and Allocation of Initial Premium. Once we determine that the insured meets our underwriting requirements and you have paid the initial premium, full insurance coverage will begin and we will begin to take the monthly deductions from your net premium. This date is the Policy date. In the event you exercise your free-look right, we will place your net premium in the reallocation account until the reallocation date. On the reallocation date (or on the record date if your Policy is backdated), we will allocate your initial net premium, minus monthly deductions, to the fixed account and the subaccounts you selected on your application. While held in the reallocation account, premium(s) will be credited with interest at the current fixed account rate.

         On any day we credit net premiums or transfer cash value to a subaccount, we will convert the dollar amount of the net premium (or transfer) into subaccount units at the unit value for that subaccount, determined at the end of the day on which we receive the premium or transaction request at our administrative office. We will credit amounts to the subaccounts only on a valuation date, that is, on a date the New York Stock Exchange ("NYSE") is open for trading.

BACKDATING A POLICY

         If you request, we may backdate a Policy by assigning a Policy date earlier than the date the Policy is issued. However, in no event will we backdate a Policy earlier than the earliest date allowed by state law or by our underwriting rules. Your request must be in writing and, if we approve the request, will amend your application.

         Cost of insurance charges are based in part on the age of the insured on the Policy date or on the date of any increase in specified amount. Generally, cost of insurance charges are lower at a younger age. We will deduct the monthly deduction, including cost of insurance charges, for the period that the Policy is backdated. THIS MEANS THAT WHILE THE MONTHLY DEDUCTION MAY BE LOWER THAN WHAT WOULD HAVE BEEN CHARGED HAD WE NOT BACKDATED THE POLICY, YOU WILL BE PAYING FOR INSURANCE DURING A PERIOD WHEN THE POLICY WAS NOT IN FORCE.

POLICY FEATURES
================================================================================
PREMIUMS
================================================================================
ALLOCATING PREMIUMS

         You must instruct us on how to allocate your net premium among the subaccounts and the fixed account. You must follow these guidelines:

         -        allocation percentages must be in whole numbers;
         - if you select dollar cost averaging, you must have at least $5,000 in each subaccount from which we will make transfers and you must transfer at least a total of $1,000 monthly; and

         - if you select asset rebalancing, the cash value of your Policy, if an existing Policy, or your minimum initial premium, if a new Policy, must be at least $5,000.

         Currently, you may change the allocation instructions for additional premium payments without charge at any time by writing us or calling us at 1-800-322-7353 Monday - Friday 8:30 a.m. - 7:00 p.m. Eastern time. The change will be effective at the end of the valuation date on which we receive the change. Upon instructions from you, the registered representative/agent of record for your Policy may also change your allocation instructions for you. The minimum amount you can allocate to a particular subaccount is 1.0% of a net premium payment. We reserve the right to limit the number of premium allocation changes to one per quarter of a Policy year.

         Whenever you direct money into a subaccount, we will credit your Policy with the number of units for that subaccount that can be bought for the dollar payment. Premium payments received before the NYSE closes are priced using the unit value determined at the closing of the regular business session of the NYSE (usually at 4:00 p.m. Eastern time). If we receive a premium payment after the NYSE closes, we will process the order using the subaccount unit value determined at the close of the next regular session of the NYSE. We will credit amounts to the subaccounts only on a valuation date, that is, on a date the NYSE is open for trading. Your cash value will vary with the investment experience of the subaccounts in which you invest. YOU BEAR THE INVESTMENT RISK FOR AMOUNTS YOU ALLOCATE TO THE SUBACCOUNTS.

         You should periodically review how your cash value is allocated among the subaccounts and the fixed account because market conditions and your overall financial objectives may change.

         Reallocation Account. We will allocate the initial net premium on the Policy date (or the record date if your Policy is backdated) to the reallocation account as shown on your Policy schedule page. While held in the reallocation account, net premium(s) will be credited with interest at the current fixed account rate and reduced by any monthly deductions due. The net premiums will remain in the reallocation account until the reallocation date. The reallocation date is the Policy date (or the record date if your Policy is backdated), plus fifteen days. Please contact your agent for details concerning the free-look period.

         On the first valuation date on or after the reallocation date, we will reallocate all cash value from the reallocation account to the fixed account and the subaccounts you selected on the application. If you requested dollar cost averaging, on the reallocation date we will reallocate the cash value either to the fixed account, the TFLIC Transamerica Money Market subaccount or the TFLIC AEGON Bond subaccount (depending on which account you selected on your application).

PREMIUM FLEXIBILITY

         You generally have flexibility to determine the frequency and the amount of the premiums you pay. Unlike conventional insurance policies, you do not have to pay your premiums according to a rigid and inflexible premium schedule. Before we issue the Policy to you, we may require you to pay a premium at least equal to a minimum monthly guarantee premium set forth in your Policy. Thereafter (subject to the limitations described below), you may make unscheduled premium payments at any time and in any amount over $50. Under some circumstances, you may be required to pay extra premiums to prevent a lapse. Your minimum monthly guarantee premium may change if you request a change in your Policy. If this happens, we will notify you of the new minimum monthly guarantee premium.

PLANNED PERIODIC PAYMENTS

         You will determine a planned periodic payment schedule, which allows you to pay level premiums at fixed intervals over a specified period of time. You are not required to pay premiums according to this schedule. You may change the amount, frequency, and the time period over which you make your planned periodic payments. Please be sure to notify us or your agent/registered representative of any address changes so that we may be able to keep your current address on record.

         Even if you make your planned periodic payments on schedule, your Policy may still lapse. The duration of your Policy depends on the Policy's net surrender value. If the net surrender value is not high enough to pay the monthly deduction when due (and your no lapse period has expired) then your Policy will lapse (unless you make the payment we specify during the 61-day grace period).

MINIMUM MONTHLY GUARANTEE PREMIUM

         The full initial premium is the only premium you are required to pay under the Policy. However, you greatly increase your risk of lapse if you do not regularly pay premiums at least as large as the current minimum monthly guarantee premium.

         Until the no lapse date shown on your Policy schedule page, we guarantee that your Policy will not lapse, so long as on any Monthiversary you have paid total premiums (MINUS any cash withdrawals, MINUS any outstanding loan amount, MINUS any accrued loan interest, and MINUS any decrease charge) that equal or exceed the sum of the minimum monthly guarantee premiums times the number of months from the Policy date up to and including the current month. If you take a cash withdrawal, a loan, or if you increase or decrease your specified amount or if you add, increase or decrease a rider, you may need to pay additional premiums in order to keep the no lapse guarantee in place.

         The initial minimum monthly guarantee premium is shown on your Policy's schedule page, and depends on a number of factors, including the age, gender, rate class of the insured, and the specified amount requested. We will adjust the minimum monthly guarantee premium if you change death benefit options, increase or decrease the specified amount, or if any of the riders are added, increased or decreased. We will notify you of the new minimum monthly guarantee premium.

         AFTER THE NO LAPSE PERIOD ENDS, PAYING THE CURRENT MINIMUM MONTHLY GUARANTEE PREMIUM EACH MONTH WILL NOT NECESSARILY KEEP YOUR POLICY IN FORCE. YOU MAY NEED TO PAY ADDITIONAL PREMIUMS TO KEEP THE POLICY IN FORCE.

NO LAPSE PERIOD

         Until the no lapse date shown on your Policy schedule page, your Policy will remain in force and no grace period will begin, even if your net surrender value is too low to pay the monthly deduction, so long as:

         - the total amount of the premiums you paid (MINUS any cash withdrawals, MINUS any outstanding loan amount, MINUS any accrued interest, and MINUS any decrease charge) equals or exceeds:

               -> the sum of the minimum monthly guarantee premium in effect for each month from the Policy date up to and including the current month.

PREMIUM LIMITATIONS

         Premium payments must be at least $50 ($1,000 if by wire). We may return premiums less than $50. We will not allow you to make any premium payments that would cause the total amount of the premiums you pay to exceed the current maximum premium limitations, which qualify the Policy as life insurance according to federal tax laws. This maximum is set forth in your Policy. If you make a payment that would cause your total premiums to be greater than the maximum premium limitations, we will return the excess portion of the premium payment. We will not permit you to make additional premium payments until they are allowed by the maximum premium limitations. In addition, we reserve the right to refund a premium if the premium would increase the death benefit by more than the amount of the premium.

MAKING PREMIUM PAYMENTS

         We will consider any payments you make to be premium payments, unless you clearly mark them as loan repayments. We will deduct certain charges from your premium payments. We will accept premium payments by wire transfer.

         If you wish to make payments by wire transfer, you should instruct your bank to wire federal funds as follows:

                         All First Bank of Baltimore
                         ABA #052000113
                         For credit to: Transamerica
                         Account #: 89540281
                         Policyowner's Name:
                         Policy Number:
                         Attention: General Accounting

         Tax-Free Exchanges ("1035 Exchanges"). We will accept part or all of your initial premium from one or more contracts insuring the same insured that qualify for tax-free exchanges under Section 1035 of the Internal Revenue Code. If you contemplate such an exchange, you should consult a competent tax advisor to learn the potential tax effects of such a transaction.

         Subject to our underwriting requirements, we will permit you to make one additional cash payment within three business days of receipt at our administrative office of the proceeds from the 1035 Exchange before we finalize your Policy's specified amount.

TRANSFERS
================================================================================

GENERAL

         You or your agent/registered representative of record may make transfers among the subaccounts or from the subaccounts to the fixed account. We determine the amount you have available for transfers at the end of the valuation period when we receive your transfer request at our administrative office. We may, at any time, discontinue transfer privileges, modify our procedures, or limit the number of transfers we permit. The following features apply to transfers under the Policy:

          [X] You may make one transfer from the fixed account in a Policy year (unless you choose dollar cost averaging from the fixed account).

          [X] You may request transfers in writing (in a form we accept), by fax, by telephone to our administrative office or electronically through our website (www.tafinlife.com/vp).

          [X]  There is no minimum amount that must be transferred.

          [X] There is no minimum amount that must remain in a subaccount after a transfer.

          [X] We deduct a $25 charge from the amount transferred for each transfer in excess of 12 transfers in a Policy year.

          [X] We consider all transfers made in any one day to be a single transfer.

          [X] Transfers resulting from loans, conversion rights, reallocation of cash value immediately after the reallocation date, transfers from the fixed account, and transfers via the Internet are not treated as transfers for the purpose of the transfer charge.

          [X] Transfers under dollar cost averaging and asset rebalancing are treated as transfers for purposes of the transfer charge.

          [X] Transfers between any AVIT subaccount and any Series Fund subaccount will be processed only if you send us a written request through standard United States Postal delivery, with an original signature authorizing each transfer.

         COSTS AND MARKET TIMING/FREQUENT TRANSFERS. Professional market timing organizations and some Policy owners try to profit from various strategies called market timing; for example, switching money into investment option portfolios when they expect prices to rise and taking money out when they expect prices to fall, or switching from one investment option portfolio to another and then back again after a short period of time. As money is shifted in and out, the underlying mutual fund incurs expenses for buying and selling securities. These costs are borne by all Policy owners, including the long-term Policy owners who do not generate the costs. Frequent transfers may also impede the ability of the portfolio manager of the underlying fund to sustain the stated investment objective of the portfolio.

         The transfer privilege under the Policy is not intended to serve as a vehicle for short-term or frequent transfers. The Policy does not permit market timing/frequent transfers except among subaccounts in the Access Variable Insurance Trust. As described above, frequent transfers among investment option portfolios disrupt portfolio management in the underlying mutual fund and tend to drive fund expenses higher. We reserve the right to limit or revoke your transfer privileges and/or may not accept future premium payments from you if you engage in frequent transfer activity. We consider eight or more transfers in any three-month period to be frequent transfer activity, although we reserve the right to impose restrictions if there are less frequent transfers.

         You may only transfer values between subaccounts in the AEGON/Transamerica Series Fund, Inc. and the Access Variable Insurance Trust by sending us your written request, with original signature authorizing each transfer, through standard United States postal delivery (no overnight or other priority delivery service).

         DO NOT INVEST WITH US IN THE AEGON/TRANSAMERICA SERIES FUND, INC. IF YOU INTEND TO CONDUCT MARKET TIMING/FREQUENT TRANSFER ACTIVITY. IF YOU DO, WE WILL IMMEDIATELY NOTIFY YOU AND YOUR AGENT IN WRITING THAT ANY ADDITIONAL REQUESTS FOR TRANSFERS WILL BE SUBJECT TO CERTAIN RESTRICTIONS, INCLUDING THE PERMANENT LOSS OF ELECTRONIC TRANSFER PRIVILEGES. We consider transfers by telephone, fax, overnight mail or Internet to be "electronic" transfers.

         We may, at any time, discontinue transfer privileges, modify our procedures, or limit the number of transfers we permit.

         Your Policy, as applied for and issued, will automatically receive telephone transfer privileges unless you provide other instructions. The telephone transfer privileges allow you to give authority to the registered representative or agent of record for your Policy to make telephone transfers and to change the allocation of future payments among the subaccounts and the fixed account on your behalf according to your instructions. To make a telephone transfer, you may call us at 1-800-322-7353 Monday - Friday 8:30 a.m. - 7:00 p.m. Eastern time, or fax your instructions to 800-322-7361.

         Please note the following regarding telephone or fax transfers:

          ->   We will employ reasonable procedures to confirm that telephone instructions are genuine.
          ->   If we follow these procedures, we are not liable for any loss, damage, cost or expense from complying with telephone
               instructions we reasonably believe to be authentic. You bear the risk of any such loss.
          ->   If we do not employ reasonable confirmation procedures, we may be liable for losses due to unauthorized or fraudulent instructions.
          ->   Such procedures may include requiring forms of personal
               identification prior to acting upon telephone instructions, providing written confirmation of transactions to owners, and/or tape recording telephone instructions received from owners.
          ->   We may also require written confirmation of your order.
          ->   If you do not want the ability to make telephone transfers, you should notify us in writing at our administrative office.
          ->   Telephone or fax orders must be received at our administrative office before 4:00 p.m. Eastern time to assure same-day pricing of the transaction.
          ->   WE WILL NOT BE RESPONSIBLE FOR SAME-DAY PROCESSING OF TRANSFERS
               IF FAXED TO A NUMBER OTHER THAN 1-800-322-7361.
          ->   We will not be responsible for any transmittal problems when you fax us your order unless you report it to us within five business days and send us proof of your fax transmittal. We may discontinue this option at any time.

         We cannot guarantee that telephone and faxed transactions will always be available. For example, our offices may be closed during severe weather emergencies or there may be interruptions in telephone or fax service beyond our control. If the volume of calls is unusually high, we might not have someone immediately available to receive your order. Although we have taken precautions to help our systems handle heavy use, we cannot promise complete reliability under all circumstances.

         Online transactions may not always be possible. Telephone and computer systems, whether yours, your Internet service provider's, your agent's or Transamerica's, can experience outages or slowdowns for a variety of reasons. These outages or slowdowns may prevent or delay our receipt of your request. If you are experiencing problems, you should make your request or inquiry in writing. You should protect your personal identification number (PIN) because self-service options will be available to your agent of record and to anyone who provides your PIN. We will not be able to verify that the person using your PIN and providing instructions online is you or one authorized by you.

         We will process any transfer order we receive at our administrative office before the NYSE closes (usually 4:00 p.m. Eastern time) using the subaccount unit value determined at the end of that session of the NYSE. If we receive the transfer order after the NYSE closes, we will process the order using the subaccount unit value determined at the close of the next regular business session of the NYSE.

FIXED ACCOUNT TRANSFERS

         You may make one transfer per Policy year from the fixed account unless you select dollar cost averaging from the fixed account. We reserve the right to require that you make the transfer request in writing. We must receive the transfer request no later than 30 days after a Policy anniversary. We will make the transfer at the end of the valuation date on which we receive the written request. The maximum amount you may transfer is limited to the greater of:

          -> 25% of the amount in the fixed account (currently we allow up to 50% of your value, but the 50% limit is not guaranteed); or
          -> the amount you transferred from the fixed account in the immediately prior Policy year.

CONVERSION RIGHTS

         If, within 24 months of your Policy date, you transfer all of your subaccount values to the fixed account, then we will not charge you a transfer fee, even if applicable. You must make your request in writing to our administrative office.

         In the event of a material change in the investment policy of any portfolio, you may transfer all subaccount values to the fixed account without a transfer charge. We must receive your request to transfer all subaccount values to the fixed account within 60 days after the effective date of the change of investment policy or the date you receive notification of such change, whichever is later.

REDUCED PAID-UP BENEFIT

         You may transfer all values from the subaccounts to the fixed account and purchase a Reduced Paid-Up Benefit without incurring a transfer charge. We must receive at our administrative office your written request for such a transfer and purchase of a Reduced Paid-Up Benefit at least 30 days before the next Policy anniversary, and will no longer permit premium payments, Policy loans, withdrawals or transfers after receiving such written request.

         The amount of the Reduced Paid-Up Benefit is based upon:

          -    net surrender value on the date this benefit takes effect;
          -    the cost of insurance rates guaranteed in your Policy; and
          -    the guaranteed interest rate for the fixed account.

         The Reduced Paid-Up Benefit amount cannot exceed the current death benefit proceeds. Any net surrender value not used to purchase the Reduced Paid-Up Benefit will be paid to you. The amount of the Reduced Paid-Up Benefit will remain level and will not be less than that required by law.

         At any time preceding the death of the insured, you may surrender the Reduced Paid-Up Benefit for its then current value based on the guaranteed cost of insurance rates and the guaranteed interest rate for the fixed account specified in the Policy.

DOLLAR COST AVERAGING

         Dollar cost averaging is an investment strategy designed to reduce the average purchase price per unit. The strategy spreads the allocation of your premium into the subaccounts over a period of time. This potentially allows you to reduce the risk of investing most of your premium into the subaccounts at a time when prices are high. The success of this strategy is not assured and depends on market trends. You should consider carefully your financial ability to continue the program over a long enough period of time to purchase units when their value is low as well as when it is high. We make no guarantee that dollar cost averaging will result in a profit or protect you against loss.

         Under dollar cost averaging, we automatically transfer a set dollar amount from the TFLIC Transamerica Money Market subaccount, the TFLIC AEGON Bond subaccount or the fixed account to a subaccount that you choose. We will make the transfers monthly as of the end of the valuation date after the first Monthiversary after the reallocation date. We will make the first transfer in the month after we receive your request at our administrative office, provided that we receive the form by the 25th day of the month.

TO START DOLLAR COST AVERAGING:           ->       you must submit a completed form to us at our administrative office requesting dollar cost averaging;
                                          ->       you must have at least $5,000 in each account from which we will make transfers;
                                          ->       your total transfers each month under dollar cost averaging must be at least $1,000; and
                                          ->       each month,  you may not transfer more than one-tenth of the amount that was in your fixed account at the beginning of dollar cost averaging.

         You may request dollar cost averaging at any time. There is no charge for dollar cost averaging. However, each transfer under dollar cost averaging counts towards your 12 free transfers each year.

DOLLAR COST AVERAGING WILL TERMINATE IF:  ->       we receive your request to cancel your participation;
                                          ->       the value in the accounts from which we make the transfers is depleted;
                                          ->       you elect to participate in the asset rebalancing program; OR
                                          ->       you elect to participate in any asset allocation services provided by a third party.

         We may modify, suspend, or discontinue dollar cost averaging at any time.

ASSET REBALANCING PROGRAM

         We also offer an asset rebalancing program under which you may transfer amounts periodically to maintain a particular percentage allocation among the subaccounts (except the AVIT subaccounts) you have selected. Cash value allocated to each subaccount will grow or decline in value at different rates. The asset rebalancing program automatically reallocates the cash value in the subaccounts at the end of each period to match your Policy's currently effective premium allocation schedule. Cash value in the fixed account and the dollar cost averaging program is not available for this program. This program does not guarantee gains. A subaccount may still have losses.

         You may elect asset rebalancing to occur on each quarterly, semi-annual or annual anniversary of the Policy date. Once we receive the asset rebalancing request form at our administrative office, we will effect the initial rebalancing of cash value on the next such anniversary, in accordance with the Policy's current premium allocation schedule. You may modify your allocations quarterly. We will credit the amounts transferred at the unit value next determined on the dates the transfers are made. If a day on which rebalancing would ordinarily occur falls on a day on which the NYSE is closed, rebalancing will occur on the next day that the NYSE is open.

TO START ASSET REBALANCING:               ->       you must submit a completed asset rebalancing request form to us at our administrative  office before the maturity date; and
                                          ->       you must have a minimum cash value of $5,000 or make a $5,000 initial premium payment.

         There is no charge for the asset rebalancing program. However, each reallocation we make under the program counts towards your 12 free transfers each year.

ASSET REBALANCING WILL CEASE IF:          ->       you elect to participate in the dollar cost averaging program;
                                          ->       we receive your request to discontinue participation at our administrative office;

                                          ->       you make any transfer to or from any subaccount other
                                                   than under a scheduled rebalancing; or

                                          ->       you elect to participate in any asset allocation services provided by a third party.

         You may start and stop participation in the asset rebalancing program at any time; but we restrict your right to re-enter the program to once each Policy year. If you wish to resume the asset rebalancing program, you must complete a new request form. We may modify, suspend, or discontinue the asset rebalancing program at any time.

THIRD PARTY ASSET ALLOCATION SERVICES

         We may provide administrative or other support services to independent third parties you authorize to conduct transfers on your behalf, or who provide recommendations as to how your subaccount values should be allocated. This includes, but is not limited to, transferring subaccount values among subaccounts in accordance with various investment allocation strategies that these third parties employ. These independent third parties may or may not be appointed Transamerica agents for the sale of Policies. Transamerica does not engage any third parties to offer investment allocation services of any type, so that persons or firms offering such services do so independent from any agency relationship they may have with Transamerica for the sale of Policies. Transamerica therefore takes no responsibility for the investment allocations and transfers transacted on your behalf by such third parties or any investment allocation recommendations made by such parties. Transamerica does not currently charge you any additional fees for providing these support services. Transamerica reserves the right to discontinue providing administrative and support services to owners utilizing independent third parties who provide investment allocation and transfer recommendations.

POLICY VALUES
================================================================================
CASH VALUE

          - Varies from day to day, depending on the investment experience of the subaccounts you choose, the interest credited to the fixed account, the charges deducted and any other Policy transactions (such as additional premium payments, transfers, withdrawals and Policy loans).
          - Serves as the starting point for calculating values under a Policy.
          - Equals the sum of all values in each subaccount and the fixed account.
          -    Is determined on the Policy date and on each valuation date.
          - Has no guaranteed minimum amount and may be more or less than premiums paid.
          - Includes any amounts held in the fixed account to secure any outstanding Policy loan.

NET SURRENDER VALUE

         The net surrender value is the amount we pay when you surrender your Policy. We determine the net surrender value at the end of the valuation period when we receive your written surrender request at our administrative office.

NET SURRENDER VALUE ON ANY VALUATION       -    the cash value as of such date; MINUS
DATE EQUALS:                               -    any surrender charge as of such date; MINUS
                                           -    any outstanding Policy loan amount; MINUS
                                           -    any accrued Policy loan interest.

SUBACCOUNT VALUE

         Each subaccount's value is the cash value in that subaccount. At the end of any valuation period, the subaccount's value is equal to the number of units that the Policy has in the subaccount, multiplied by the unit value of that subaccount.

THE NUMBER OF UNITS IN ANY SUBACCOUNT         -       the initial units purchased at unit value on the Policy date or
ON ANY VALUATION DATE EQUALS:                         reallocation date, if different; PLUS
                                              -       units purchased with additional net premium(s); PLUS
                                              -       units purchased via transfers from another
                                                      subaccount or the fixed account; MINUS
                                              -       units redeemed to pay for monthly deductions; MINUS
                                              -       units redeemed to pay for cash withdrawals; MINUS
                                              -       units redeemed as part of a transfer to another subaccount or the fixed account; MINUS
                                              -       units redeemed to pay cash withdrawal charges, decrease charges and transfer charges.

         Every time you allocate, transfer or withdraw money to or from a subaccount, we convert that dollar amount into units. We determine the number of units we credit to, or subtract from, your Policy by dividing the dollar amount of the allocation, transfer or cash withdrawal by the unit value for that subaccount next determined at the end of the valuation period on which the premium, transfer request or cash withdrawal request is received at our administrative office.

SUBACCOUNT UNIT VALUE

         The value (or price) of each subaccount unit will reflect the investment performance of the portfolio in which the subaccount invests. Unit values will vary among subaccounts. The unit value of each subaccount was originally established at $10 per unit. The unit value may increase or decrease from one valuation period to the next.

THE UNIT VALUE OF ANY                        -        the total value of the portfolio shares held in the
SUBACCOUNT AT THE END OF A                            subaccount,  including the value of any dividends or
VALUATION PERIOD IS                                   capital gains distribution declared and reinvested by the
CALCULATED AS:                                        portfolio during the valuation period.  This value is determined by multiplying  the number of portfolio  shares owned by the subaccount by the portfolio's net asset value per share determined at the end of the valuation period; MINUS
                                             -        a charge equal to the daily net assets of the subaccount
                                                      multiplied by the daily equivalent of the daily
                                                      mortality and expense risk charge; MINUS
                                             -        the accrued amount of reserve for any taxes or other economic burden resulting from applying tax laws that we determine to be properly attributable to the subaccount; AND THE RESULT DIVIDED BY
                                             -        the number of outstanding  units in the subaccount before the purchase or redemption of any units on that date.

         The portfolio in which any subaccount invests will determine its net asset value per share once daily, as of the close of the regular business session of the NYSE (usually 4:00 p.m. Eastern time) except on customary national holidays on which the NYSE is closed, which coincides with the end of each valuation period.

FIXED ACCOUNT VALUE

         On the Policy date, or the reallocation date, if different, the fixed account value is equal to the cash value allocated to the fixed account.

THE FIXED ACCOUNT VALUE AT THE END OF ANY            -        the sum of net premium(s) allocated to the fixed account;
VALUATION PERIOD IS EQUAL TO:                                 PLUS
                                                     -        any amounts transferred from a subaccount to the
                                                              fixed account; PLUS

                                                     -    total interest credited to the fixed account; MINUS
                                                     -    amounts charged to pay for monthly deductions; MINUS
                                                     -    amounts withdrawn or surrendered from the fixed account to pay for cash withdrawals; MINUS
                                                     -    amounts transferred from the fixed account to a subaccount; MINUS
                                                     -    amounts withdrawn from the fixed account to pay any
                                                          decrease charge incurred due to a decrease in specified
                                                          amount.

DEATH BENEFIT
================================================================================
DEATH BENEFIT PROCEEDS

         As long as the Policy is in force, we will pay the death benefit proceeds on an individual Policy once we receive satisfactory proof of the insured's death. We may require return of the Policy. We will pay the death benefit proceeds to the primary beneficiary(ies), if living, or to a contingent beneficiary. If each beneficiary dies before the insured and there is no contingent beneficiary, we will pay the death benefit proceeds to the owner or the owner's estate. We will pay the death benefit proceeds in a lump sum or under a payment option.

DEATH BENEFIT PROCEEDS EQUAL:       -  the death benefit (described below); MINUS
                                    -  any monthly deductions due during the grace period
                                       (if applicable); MINUS
                                    -  any outstanding loan amount and accrued loan interest;
                                       PLUS
                                    -  any additional insurance in force provided
                                       by rider.

         We may further adjust the amount of the death benefit proceeds if we contest the Policy or if you misstate the insured's age or gender.

DEATH BENEFIT

         The Policy provides a death benefit. The death benefit is determined at the end of the valuation period in which the insured dies. You must select one of the three death benefit options we offer in your application. No matter which death benefit option you choose, we guarantee that, so long as the Policy does not lapse, the death benefit will never be less than the specified amount on the date of the insured's death.

DEATH BENEFIT OPTION A              -  the current specified amount; OR
EQUALS THE GREATER OF:              -  a specified percentage called the "limitation percentage,"
                                       MULTIPLIED BY
                                    -  the cash value on the insured's date of death.

         Under Option A, your death benefit remains level unless the limitation percentage multiplied by the cash value is greater than the specified amount; then the death benefit will vary as the cash value varies.

         The limitation percentage is the minimum percentage of cash value we must pay as the death benefit under federal tax requirements. It is based on the attained age of the insured at the beginning of each Policy year. The following table indicates the limitation percentages for different ages:

            ATTAINED AGE                                                      LIMITATION PERCENTAGE
            ------------                                                      ---------------------
            40 and under                                                              250%
              41 to 45                                        250% of cash value minus 7% for each age over age 40
              46 to 50                                        215% of cash value minus 6% for each age over age 45

              51 to 55                                        185% of cash value minus 7% for each age over age 50
              56 to 60                                        150% of cash value minus 4% for each age over age 55
              61 to 65                                        130% of cash value minus 2% for each age over age 60
              66 to 70                                        120% of cash value minus 1% for each age over age 65
              71 to 75                                        115% of cash value minus 2% for each age over age 70
              76 to 90                                                                105%
              91 to 95                                        105% of cash value minus 1% for each age over age 90
            96 and older                                                              100%

         If the federal tax code requires us to determine the death benefit by reference to these limitation percentages, the Policy is described as "in the corridor." An increase in the cash value will increase our risk, and we will increase the cost of insurance we deduct from the cash value.

         Option A Illustration. Assume that the insured's attained age is under 40, there have been no withdrawals or decreases in specified amount, and that there are no outstanding loans. Under Option A, a Policy with a $100,000 specified amount will generally pay $100,000 in death benefits. However, because the death benefit must be equal to or be greater than 250% of cash value, any time the cash value of the Policy exceeds $40,000, the death benefit will exceed the $100,000 specified amount. Each additional dollar added to the cash value above $40,000 will increase the death benefit by $2.50.

         Similarly, so long as the cash value exceeds $40,000, each dollar taken out of the cash value will reduce the death benefit by $2.50. If at any time the cash value multiplied by the limitation percentage is less than the specified amount, the death benefit will equal the specified amount of the Policy reduced by the dollar value of any cash withdrawals.

DEATH BENEFIT OPTION B     -   the current specified amount; PLUS
EQUALS THE GREATER OF:         ->   the cash value on the insured's date of
                                    death; OR
                           -   the limitation percentage, MULTIPLIED BY
                               ->   the cash value on the insured's date of
                                    death.

         Under Option B, the death benefit always varies as the cash value varies.

         Option B Illustration. Assume that the insured's attained age is under 40 and that there are no outstanding loans. Under Option B, a Policy with a specified amount of $100,000 will generally pay a death benefit of $100,000 plus cash value. Thus, a Policy with a cash value of $10,000 will have a death benefit of $110,000 ($100,000 + $10,000). The death benefit, however, must be at least 250% of cash value. As a result, if the cash value of the Policy exceeds $66,667, the death benefit will be greater than the specified amount plus cash value. Each additional dollar of cash value above $66,667 will increase the death benefit by $2.50.

         Similarly, any time cash value exceeds $66,667, each dollar taken out of cash value will reduce the death benefit by $2.50. If at any time, cash value multiplied by the limitation percentage is less than the specified amount plus the cash value, then the death benefit will be the specified amount plus the cash value of the Policy.

DEATH BENEFIT OPTION C     -   death benefit Option A; OR
EQUALS THE GREATER OF:     -   the current specified amount, MULTIPLIED BY
                               ->   an age-based "factor" equal to the lesser of
                                    - 1.0 or
                                    - 0.04 TIMES (95 MINUS insured's attained
                                      age at death) (the "factor" will
                                      never be less than zero);  PLUS
                               ->     the cash value on the insured's date of
                                      death.

         Under Option C, the death benefit varies with the cash value and the insured's attained age.

         Option C--Three Illustrations.

         1. Assume that the insured is under age 40 and that there are no outstanding loans. Under Option C, a Policy with a specified amount of $100,000 and with a cash value of $10,000 will have a death benefit of $110,000 ($100,000 x the minimum of (1.0 and (0.04 x (95-40))) + $10,000). Until the insured attains age 71, this benefit is the same as the Option B benefit.

         2. Assume that the insured is attained age 75 and that there are no outstanding loans. Under Option C, a Policy with a specified amount of $100,000 and with a cash value of $22,000 will have a death benefit of $102,000 ($100,000 x the minimum of (1.0 and (0.04 x (95-75))) + $22,000).

         3. Assume that the insured is attained age 75 and that there are no outstanding loans. Under Option C, a Policy with a specified amount of $100,000 and with a cash value of $9,000 will have a death benefit equal to the specified amount of $100,000, since the calculation of $100,000 times the minimum of (1.0 and (0.04 x (95-75))) plus $9,000 is less than the specified amount.

EFFECT OF CASH WITHDRAWALS ON THE DEATH BENEFIT

         If you choose Option A, a cash withdrawal will reduce the specified amount by an amount equal to the amount of the cash withdrawal. We will not impose a decrease charge when the specified amount is decreased as a result of taking a cash withdrawal. Regardless of the death benefit option you choose, a cash withdrawal will reduce the death benefit by at least the amount of the withdrawal.

CHOOSING DEATH BENEFIT OPTIONS

         You must choose one death benefit option on your application. This is an important decision. The death benefit option you choose will have an impact on the dollar value of the death benefit, on your cash value, and on the amount of cost of insurance charges you pay.

         If you do not select a death benefit option on your application, we will assume you selected death benefit Option A and will ask you to confirm the selection of Option A in writing or choose one of the other death benefit options.

         You may find Option A more suitable for you if your goal is to increase your cash value through positive investment experience. You may find Option B more suitable if your goal is to increase your total death benefit. You may find Option C more suitable if your goal is to increase your total death benefit before you reach attained age 70, and to increase your cash value through positive investment experience thereafter.

CHANGING THE DEATH BENEFIT OPTION

         After the third Policy year, you may change your death benefit option once each Policy year if you have not increased or decreased the specified amount that year. We will notify you of the new specified amount.

         - You must send your written request to our administrative office.
         - The effective date of the change will be the Monthiversary on or following the date when we receive your request for a change.
         - You may not make a change that would decrease the specified amount below the minimum specified amount shown on your Policy schedule page.
         - There may be adverse federal tax consequences. You should consult a tax advisor before changing your Policy's death benefit option.

INCREASING/DECREASING THE SPECIFIED AMOUNT

         You may increase the specified amount once each Policy year if you have not changed the death benefit option that year. After the Policy has been in force for three years, you may decrease the specified amount once each Policy year if you have not changed the death benefit option that year. An increase or decrease in the specified amount will affect your cost of insurance charge and your minimum monthly guarantee premium, and may have adverse federal tax consequences. You should consult a tax advisor before increasing or decreasing your Policy's specified amount.

         In addition, an increase or decrease in specified amount may move the Policy into a different specified amount band, so that your overall cost of insurance rate and premium expense charge rate will change. An increase in specified amount will be treated as an additional layer of coverage with its own cost of insurance rates, surrender charges and surrender charge period. If you increase your specified amount, you will receive a new Policy schedule page showing your new minimum monthly guarantee premium and surrender charge schedule. You should consult a tax advisor before increasing or decreasing your Policy's specified amount.

CONDITIONS FOR DECREASING
THE SPECIFIED AMOUNT:      -        you must send your written request to our
                                    administrative office;

                           - you may not change your death benefit option or increase your specified amount in the same Policy year that you decrease your specified amount;

                           - you may not decrease your specified amount lower than the minimum specified amount under band 1 shown on your Policy schedule page;

                           - you may not decrease your specified amount if it would disqualify your Policy as life insurance under the Internal Revenue Code;

                           - until the later of the end of the surrender charge period or attained age 65, we may limit the amount of decrease to no more then 20% of the then current specified amount;

                           - a decrease in specified amount will take effect on the Monthiversary on or after we receive your written request; and

                           - we will assess a decrease charge against the cash value if you request a decrease in your specified amount within the first 15 Policy years (or during the 15 year period subsequent to an increase in specified amount).

CONDITIONS FOR INCREASING  -        your request must be applied for on a
THE SPECIFIED AMOUNT:               supplemental application and must include
                                    evidence of insurability satisfactory to us;

                           - an increase in specified amount requires our approval and will take effect on the Monthiversary on or after we approve your request;

                           - we may require your increase in specified amount to be at least $50,000; and

                           - you may not change your death benefit option or decrease your specified amount in the same Policy year that you increase your specified amount.

         If an increase or decrease to your Policy's specified amount causes your specified amount band to change, then we will apply the new premium expense charge and cost of insurance rates to the amounts in the new band as of the effective date of the increase or decrease in specified amount. The new minimum monthly guarantee premium is effective on the date of increase or decrease. In addition, each increase in specified amount will have its own surrender charges that apply for 15 years after any increase. This charge may significantly reduce your net surrender value.

PAYMENT OPTIONS

         There are several ways of receiving proceeds under the death benefit and surrender provisions of the Policy, other than in a lump sum.

SURRENDERS AND CASH WITHDRAWALS
================================================================================

SURRENDERS

         You must make a written request containing an original signature to surrender your Policy for its net surrender value as calculated at the end of the valuation date on which we receive your request at our administrative office. The insured must be alive, the Policy must be in force, and it must be before the maturity date when you make your written request. A surrender is effective as of the date when we receive your written request. You will incur a surrender charge if you surrender the Policy during the first 15 Policy years (or during the 15 year period subsequent to an increase in specified amount). Once you surrender your Policy, all coverage and other benefits under it cease and cannot be reinstated. We will normally pay you the net surrender value in a lump sum within seven days or under a settlement option. A surrender may have tax consequences. See Federal Income Tax Considerations.

CASH WITHDRAWALS

         After the first Policy year, you may request a cash withdrawal of a portion of your cash value subject to certain conditions.

CASH WITHDRAWAL
CONDITIONS:                -        You must send your written cash withdrawal
                                    request with an original signature to our administrative office.
                           -        We only allow one cash withdrawal per Policy
                                    year.
                           -        We may limit the amount you can withdraw to
                                    at least $500 and the remaining net
                                    surrender value following a withdrawal may not be less than $500. During the first 10
                                    Policy years, the amount of the withdrawal may be limited to no less than $500 and to no more than 10% of the net surrender value.
                                    After the 10th Policy year, the amount of a withdrawal may be limited to no less than $500 and to no more than the net surrender value less $500.
                           -        You may not take a cash withdrawal if it
                                    will reduce the specified amount below the minimum specified amount set forth in the Policy.
                           -        You may specify the subaccount(s) and the
                                    fixed account from which to make the
                                    withdrawal. If you do not specify an
                                    account, we will take the withdrawal from each account in accordance with your current premium allocation instructions.
                           -        We generally will pay a cash withdrawal
                                    request within seven days following the
                                    valuation date we receive the request at our administrative office.
                           -        We will deduct a processing fee equal to $25
                                    or 2% of the amount you withdraw, whichever is less. We deduct this amount from the withdrawal, and we pay you the balance.
                           -        You may not take a cash withdrawal that
                                    would disqualify your Policy as life
                                    insurance under the Internal Revenue Code.

                           -        A cash withdrawal may have tax consequences.


         A cash withdrawal will reduce the cash value by the amount of the cash withdrawal, and will reduce the death benefit by at least the amount of the cash withdrawal. When death benefit Option A is in effect, a cash withdrawal will reduce the specified amount by an amount equal to the amount of the cash withdrawal. This decrease in specified amount may cause your Policy to be in a lower specified amount band, so that your cost of insurance rates would be higher. You also may have to pay higher minimum monthly guarantee premiums and premium expense charges. We will not impose a decrease charge when the specified amount is decreased as a result of taking a cash withdrawal.

         When we incur extraordinary expenses, such as overnight mail expenses or wire service fees, for expediting delivery of your partial withdrawal or complete surrender payment, we will deduct that charge from the payment. We charge $20 for an overnight delivery ($30 for Saturday delivery) and $25 for wire service.

CANCELING A POLICY

         You may cancel a Policy for a refund during the "free-look period" by returning it to our administrative office, to one of our branch offices or to the agent who sold you the Policy. The free-look period expires 10 days after you receive the Policy. If you decide to cancel the Policy during the free-look period, we will treat the Policy as if it had never been issued. We will pay the refund within seven days after we receive the returned Policy at our administrative office. The amount of the refund will be the total of all premiums you paid under the Policy.

LOANS
================================================================================
GENERAL

         After the first Policy year (as long as the Policy is in force) you may borrow money from us using the Policy as the only security for the loan. We may permit a loan prior to the first anniversary for Policies issued pursuant to 1035 Exchanges. A loan that is taken from, or secured by, a Policy may have tax consequences. See Federal Income Tax Considerations.

POLICY LOANS ARE SUBJECT TO   -  we may require you to borrow at least $500;
CERTAIN CONDITIONS:              and
                              -  the maximum amount you may borrow is 90% of
                                 the net surrender value.


         When you take a loan, we will withdraw an amount equal to the requested loan from each of the subaccounts and the fixed account based on your current premium allocation instructions (unless you specify otherwise). We will transfer that amount to the loan reserve. The loan reserve is the portion of the fixed account used as collateral for a Policy loan.

         We normally pay the amount of the loan within seven days after we receive a proper loan request at our administrative office. We may postpone payment of loans under certain conditions.

         You may request a loan by telephone by calling us at 1-322-7353 Monday
- Friday 8:30 a.m. - 7:00 p.m. Eastern time. If the loan amount you request exceeds $50,000 or if the address of record has been changed within the past 10 days, we may reject your request. If you do not want the ability to request a loan by telephone, you should notify us in writing at our administrative office. You will be required to provide certain information for identification purposes when you request a loan by telephone. We may ask you to provide us with written confirmation of your request. We will not be liable for processing a loan request if we believe the request is genuine.

         You may also fax your loan request to us at 1-800-322-7361. We will not be responsible for any transmittal problems when you fax your request unless you report it to us within five business days and send us proof of your fax transmittal.

         You can repay a loan at any time while the Policy is in force. Loan repayments must be sent to our administrative office and will be credited as of the date received. WE WILL CONSIDER ANY PAYMENTS YOU MAKE ON THE POLICY TO BE PREMIUM

PAYMENTS UNLESS THE PAYMENTS ARE CLEARLY SPECIFIED AS LOAN REPAYMENTS. BECAUSE WE DO NOT APPLY THE PREMIUM EXPENSE CHARGE TO LOAN REPAYMENTS, IT IS VERY IMPORTANT THAT YOU INDICATE CLEARLY IF YOUR PAYMENT IS INTENDED TO REPAY ALL OR PART OF A LOAN.

         At each Policy anniversary, we will compare the outstanding loan amount, including accrued loan interest, to the amount in the loan reserve. We will also make this comparison any time you repay all or part of the loan, or make a request to borrow an additional amount. At each such time, if the outstanding loan amount, including accrued loan interest, exceeds the amount in the loan reserve, we will withdraw the difference from the subaccounts and the fixed account and transfer it to the loan reserve, in the same manner as when a loan is made. If the amount in the loan reserve exceeds the amount of the outstanding loan including accrued loan interest, we will withdraw the difference from the loan reserve and transfer it to the subaccounts and the fixed account in the same manner as current premiums are allocated. No charge will be imposed for these transfers, and these transfers are not treated as transfers in calculating the transfer charge. WE RESERVE THE RIGHT TO REQUIRE A TRANSFER TO THE FIXED ACCOUNT IF THE LOANS WERE ORIGINALLY TRANSFERRED FROM THE FIXED ACCOUNT.

INTEREST RATE CHARGED

         We currently charge you an effective annual interest rate on a Policy loan of 3.75% (4.0% maximum guaranteed) on each Policy anniversary. We may declare various higher or lower Policy loan interest rates. We also may apply different loan interest rates to different parts of the loan. Loan interest that is unpaid when due will be added to the amount of the loan on each Policy anniversary and will bear interest at the same rate. After the 10th Policy year, on all amounts that you have borrowed, we may apply preferred loan charged rates on an amount equal to the cash value MINUS total premiums paid (reduced by any cash withdrawals), MINUS any outstanding loan amount and MINUS any accrued loan interest. THE CURRENT PREFERRED LOAN INTEREST RATE CHARGED IS 3.00% AND IS NOT GUARANTEED. The tax consequences of preferred loans are uncertain.

LOAN RESERVE INTEREST RATE CREDITED

         We will credit the amount in the loan reserve with interest at an annual effective rate of 3.0%.

EFFECT OF POLICY LOANS

         A Policy loan reduces the death benefit proceeds and net surrender value by the amount of any outstanding loan amount, including accrued loan interest. Repaying the loan causes the death benefit proceeds and net surrender value to increase by the amount of the repayment. As long as a loan is outstanding, we hold an amount equal to the loan as of the last Policy anniversary plus any accrued interest net of any loan payments. This amount does not participate in the separate account's investment performance, may not be credited with the interest rates accruing on any unloaned portion of the fixed account, and therefore can affect the Policy's cash value and death benefit whether or not the loan is repaid. Amounts transferred from the separate account to the loan reserve will affect the value in the separate account because we credit such amounts with an interest rate declared by us rather than a rate of return reflecting the investment results of the separate account.

         We also charge interest on Policy loans at an effective annual new rate of 3.75%. Because interest is added to the amount of the Policy loan to be repaid, the size of the loan will constantly increase unless the Policy loan is repaid.

         There are risks involved in taking a Policy loan, including the potential for a Policy to lapse if projected earnings, taking into account outstanding loans, are not achieved. A Policy loan may also have possible adverse tax consequences. You should consult a tax advisor before taking out a Policy loan.

         We will notify you (and any assignee of record) if a loan causes your net surrender value to reach zero. If you do not submit a sufficient payment within 61 days from the date of the notice, your Policy may lapse.

POLICY LAPSE AND REINSTATEMENT
================================================================================
LAPSE

         Your Policy may not necessarily lapse (terminate without value) if you fail to make a planned periodic payment. However, even if you make all your planned periodic payments, there is no guarantee that your Policy will not lapse. This Policy provides a no lapse period. See below. Once your no lapse period ends, your Policy may lapse (terminate without value) if the net surrender value on any Monthiversary is less than the monthly deductions due on that day. Such lapse might occur if unfavorable investment experience, loans and cash withdrawals cause a decrease in the net surrender value, or you have not paid sufficient premiums as discussed below to offset the monthly deductions.

         If the net surrender value is not enough to pay the monthly deductions, we will mail a notice to your last known address and any assignee of record. The notice will specify the minimum payment you must pay and the final date by which we must receive the payment to prevent a lapse. We generally require that you make the payment within 61 days after the date of the notice. This 61-day period is called the GRACE PERIOD. If we do not receive the specified minimum payment by the end of the grace period, all coverage under the Policy will terminate without value.

NO LAPSE PERIOD

         This Policy provides a no lapse period. As long as you keep the no lapse period in effect, your Policy will not lapse and no grace period will begin. Even if your net surrender value is not enough to pay your monthly deduction, the Policy will not lapse so long as the no lapse period is in effect. The no lapse period will not extend beyond the no lapse date stated in your Policy. Each month we determine whether the no lapse period is still in effect.

NO LAPSE DATE     -        For a Policy issued to any insured ages
                           0-60, the no lapse date is determined by either the number of years to attained age 65 or the 20th Policy anniversary, whichever is earlier.
                  -        For a Policy issued to an insured ages 61-85, the no
                           lapse date is the fifth Policy anniversary.
                  -        The no lapse date is specified in your Policy.

EARLY TERMINATION
OF THE NO LAPSE
PERIOD            -        The no lapse period coverage will end immediately if
                           you do not pay sufficient minimum monthly guarantee premiums.
                  -        You must pay total premiums (minus withdrawals,
                           outstanding loan amounts, and any decrease charge) that equal at least:

                           -> the sum of the minimum monthly guarantee premiums in effect for each month from the Policy date up to and including the current month.

         You will lessen the risk of Policy lapse if you keep the no lapse period in effect. Before you take a cash withdrawal or a loan or decrease the specified amount or add, increase or decrease a rider you should consider carefully the effect it will have on the no lapse period guarantee.

         In addition, if you change death benefit options, increase or decrease the specified amount, or add, increase or decrease a rider, we will adjust the minimum monthly guarantee premium. See Minimum Monthly Guarantee Premium for a discussion of how the minimum monthly guarantee premium is calculated and can change.

REINSTATEMENT

         We will reinstate a lapsed Policy within three years after the lapse (and prior to the maturity date). To reinstate the Policy you must:

         - submit a written application for reinstatement to our administrative office;
         -        provide evidence of insurability satisfactory to us;
         - make a minimum premium payment sufficient to provide a net premium that is large enough to cover:

                  - three monthly deductions. (Payment of a minimum premium sufficient to provide a net premium to cover
                           (a) one monthly deduction at the time of termination, plus (b) the next two monthly deductions which will become due after the time of reinstatement.)

         The cash value of the loan reserve on the reinstatement date will be zero. Your net surrender value on the reinstatement date will equal the cash value at the time your Policy lapsed, plus any net premiums you pay at reinstatement, minus one monthly deduction and any surrender charge. The reinstatement date for your Policy will be the Monthiversary on or following the day we approve your application for reinstatement. We may decline a request for reinstatement.

FEDERAL INCOME TAX CONSIDERATIONS
===============================================================================

         The following summarizes some of the basic federal income tax considerations associated with a Policy and does not purport to be complete or to cover all situations. This discussion is not intended as tax advice. Please consult counsel or other qualified tax advisors for more complete information. We base this discussion on our understanding of the present federal income tax laws as they are currently interpreted by the Internal Revenue Service (the "IRS"). Federal income tax laws and the current interpretations by the IRS may change.

TAX STATUS OF THE POLICY

         A Policy must satisfy certain requirements set forth in the Internal Revenue Code (the "Code") in order to qualify as a life insurance policy for federal income tax purposes and to receive the tax treatment normally accorded life insurance policies under federal tax law. Guidance as to how these requirements are to be applied is limited. Nevertheless, we believe that this Policy should generally satisfy the applicable Code requirements. It is also uncertain whether death benefits under policies where the maturity date has been extended will be excludible from the beneficiary's gross income and whether policy cash value will be deemed to be distributed to you on the original maturity date. Such a deemed distribution may be taxable. If it is subsequently determined that a Policy does not satisfy the applicable requirements, we may take appropriate steps to bring the Policy into compliance with such requirements and we reserve the right to restrict Policy transactions in order to do so.

         In certain circumstances, owners of variable life insurance policies have been considered for federal income tax purposes to be the owners of the assets of the separate account supporting their policies due to their ability to exercise investment control over those assets. Where this is the case, the policyowners have been currently taxed on income and gains attributable to the separate account assets. There is little guidance in this area, and some features of the Policies, such as your flexibility to allocate premiums and cash values, have not been explicitly addressed in published rulings. We believe that the Policy does not give you investment control over separate account assets.

         In addition, the Code requires that the investments of the separate account be "adequately diversified" in order to treat the Policy as a life insurance policy for federal income tax purposes. We intend that the separate account, through the portfolios, will satisfy these diversification requirements.

         The following discussion assumes that the Policy will qualify as a life insurance policy for federal income tax purposes.

TAX TREATMENT OF POLICY BENEFITS

         In General. We believe that the death benefit under a Policy should be excludible from the beneficiary's gross income. Federal, state and local transfer, estate and other tax consequences of ownership or receipt of Policy proceeds depend on your circumstances and the beneficiary's circumstances. A tax advisor should be consulted on these consequences.

         Generally, you will not be deemed to be in constructive receipt of the cash value until there is a distribution. When distributions from a Policy occur, or when loans are taken out from or secured by a Policy (e.g., by assignment), the tax consequences depend on whether the Policy is classified as a "Modified Endowment Contract" ("MEC"). Moreover, if a loan from a Policy that is not a MEC is outstanding when the Policy is canceled or lapses, the amount of the outstanding indebtedness will be added to the amount distributed and will be taxed accordingly.

         Modified Endowment Contracts. Under the Code, certain life insurance policies are classified as MECs and receive less favorable tax treatment than other life insurance policies. The rules are too complex to summarize here, but generally depend on the amount of premiums paid during the first seven Policy years or in the seven Policy years following certain changes in the Policy. Certain changes in the Policy after it is issued could also cause the Policy to be classified as a MEC. Due to the Policy's flexibility, each Policy's circumstances will determine whether the Policy is classified as a MEC. Among other things, a reduction in benefits could cause a Policy to become a MEC. If you do not want your Policy to be classified as a MEC, you should consult a tax advisor to determine the circumstances, if any, under which your Policy would or would not be classified as a MEC.

         Upon issue of your Policy, we will notify you as to whether or not your Policy is classified as a MEC based on the initial premium we receive. If your Policy is not a MEC at issue, then you will also be notified of the maximum amount of additional premiums you can pay without causing your Policy to be classified as a MEC. If a payment would cause your Policy to become a MEC, you and your agent will be notified immediately. At that time, you will need to notify us if you want to continue your Policy as a MEC. Unless you notify us that you do want to continue your Policy as a MEC, we will refund the dollar amount of the excess premium that would cause the Policy to become a MEC.

         Distributions (other than Death Benefits) from MECs. Policies classified as MECs are subject to the following tax rules:

         - All distributions other than death benefits from a MEC, including distributions upon surrender and cash withdrawals, will be treated first as distributions of gain taxable as ordinary income. They will be treated as tax-free recovery of the owner's investment in the Policy only after all gain has been distributed. Your investment in the Policy is generally your total premium payments. When a distribution is taken from the Policy, your investment in the Policy is reduced by the amount of the distribution that is tax-free.

         - Loans taken from or secured by (e.g., by assignment) such a Policy are treated as distributions and taxed accordingly. If the Policy is part of a collateral assignment split dollar arrangement, the initial assignment as well as increases in cash value during the assignment may be distributions and taxable.

         - A 10% additional federal income tax is imposed on the amount included in income except where the distribution or loan is made when you have attained age 59 1/2 or are disabled, or where the distribution is part of a series of substantially equal periodic payments for your life (or life expectancy) or the joint lives (or joint life expectancies) of you and the beneficiary.

         - If a Policy becomes a MEC, distributions that occur during the Policy year will be taxed as distributions from a MEC. In addition, distributions from a Policy within two years before it becomes a MEC will be taxed in this manner. This means that a distribution from a Policy that is not a MEC at the time when the distribution is made could later become taxable as a distribution from a MEC.

         Distributions (other than Death Benefits) from Policies that are not MECs. Distributions from a Policy that is not a MEC are generally treated first as a recovery of your investment in the Policy, and as taxable income after the recovery of all investment in the Policy. However, certain distributions which must be made in order to enable the Policy to continue to qualify as a life insurance policy for federal income tax purposes if Policy benefits are reduced during the first 15 Policy years may be treated in whole or in part as ordinary income subject to tax. Distributions from or loans from or secured by a Policy that is not a MEC are not subject to the 10% additional tax.

         Loans from or secured by a Policy that is not a MEC are generally not treated as distributions. Instead, such loans are treated as indebtedness. If a loan from a Policy that is not a MEC is outstanding when the Policy is surrendered or lapses, the amount of the outstanding indebtedness will be taxed as if it were a distribution at that time. The tax consequences associated with Policy loans outstanding after the first 10 Policy years with preferred loan rates are less clear and a tax advisor should be consulted about such loans.

         Multiple Policies. All MECs that we issue (or that our affiliates issue) to the same owner during any calendar year are treated as one MEC for purposes of determining the amount includible in the owner's income when a taxable distribution occurs.

         Deductibility of Policy Loan Interest. In general, interest you pay on a loan from a Policy will not be deductible. Before taking out a Policy loan, you should consult a tax advisor as to the tax consequences.

         Investment in the Policy. Your investment in the Policy is generally the sum of the premium payments you made. When a distribution from the Policy occurs, your investment in the Policy is reduced by the amount of the distribution that is tax-free.

         Withholding. To the extent that Policy distributions are taxable, they are generally subject to withholding for the recipient's federal income tax liability. The federal income tax withholding rate is generally 10% of the taxable amount of the distribution. Withholding applies only if the taxable amount of all distributions are at least $200 during a taxable year. Some states also require withholding for state income taxes. With the exception of amounts that represent eligible rollover distributions from 403(b) arrangements, which are subject to mandatory withholding of 20% for federal tax, recipients can generally elect, however, not to have tax withheld from distributions. If the taxable distributions are delivered to foreign countries, withholding will apply unless you certify to us that you are not a U.S. person residing abroad. Taxable distributions to non-resident aliens are generally subject to withholding at a 30% rate unless withholding is eliminated under an international treaty with the United States. The payment of death benefits is generally not subject to withholding.

         Policy Loans. If a loan from a Policy that is not a MEC is outstanding when the Policy is canceled or lapses, or if a loan is taken out and the Policy is a MEC, then the amount of the outstanding indebtedness will be taxed as if it were a distribution.

         Business Uses of the Policy. The Policy may be used in various arrangements, including nonqualified deferred compensation or salary continuance plans, split dollar insurance plans, executive bonus plans, retiree medical benefit plans and others. The tax consequences of such plans and business uses of the Policy may vary depending on the particular facts and circumstances of each individual arrangement and business uses of the Policy. Therefore, if you are contemplating using the Policy in any arrangement the value of which depends in part on its tax consequences, you should be sure to consult a tax advisor as to tax attributes of the arrangement. In recent years, moreover, Congress has adopted new rules relating to life insurance owned by businesses and the IRS has recently issued new guidelines on split-dollar arrangements. Any business contemplating the purchase of a new Policy or a change in an existing Policy should consult a tax advisor.

         Alternative Minimum Tax. There also may be an indirect tax upon the income in the Policy or the proceeds of a Policy under the federal corporate alternative minimum tax, if the policyowner is subject to that tax.

         Terminal Illness Accelerated Death Benefit Rider. We believe that the single-sum payment we make under this rider should be fully excludible from the gross income of the beneficiary, except in certain business contexts. You should consult a tax advisor about the consequences of adding this rider to your Policy, or requesting a single-sum payment.

         Continuation of Policy Beyond Age 100. The tax consequences of continuing the Policy beyond the insured's attained age 100 are unclear and may include taxation of the gain in the Policy at the original maturity date or taxation of the death benefit in whole or in part. You should consult a tax advisor if you intend to keep the Policy in force beyond the insured's attained age 100.

         Other Tax Considerations. The transfer of the Policy or designation of a beneficiary may have federal, state, and/or local transfer and inheritance tax consequences, including the imposition of gift, estate, and generation-skipping transfer taxes. The individual situation of each owner or beneficiary will determine the extent, if any, to which federal, state, and local transfer and inheritance taxes may be imposed and how ownership or receipt of Policy proceeds will be treated for purposes of federal, state and local estate, inheritance, generation-skipping and other taxes.

         Special Rules for Pension Plans and 403(b) Arrangements. If the Policy is purchased in connection with a section 401(a) qualified pension or profit sharing plan, including a section 401(k) plan, or in connection with a section 403(b) plan or program, federal and state and estate tax consequences could differ from those stated in this prospectus. The purchase may also affect the qualified status of the plan. You should consult a qualified tax advisor in connection with such purchase.

         Policies owned under these types of plans may be subject to the Employee Retirement Income Security Act of 1974, or ERISA, which may impose additional requirements on the purchase of policies by such plans. You should consult a qualified advisor regarding ERISA.

OTHER POLICY INFORMATION
===============================================================================

BENEFITS AT MATURITY

         If the insured is living and the Policy is in force, the Policy will mature on the Policy anniversary nearest the insured's 100th birthday. This is the maturity date. On the maturity date we will pay you the net surrender value of your Policy.

         If requested in writing at our administrative office, we will extend the maturity date if your Policy is still in force on the maturity date. Any riders in force on the scheduled maturity date will terminate on that date and will not be extended. Policy loans, partial withdrawals, and subaccount transfers may continue during the extension. Interest on any outstanding Policy loans will continue to accrue during the period for which the maturity date is extended. You must submit a written request to our administrative office for the extension between 90 and 180 days prior to the maturity date.

         If you had previously selected death benefit Option B or C, we will change the death benefit to Option A. Subsequent changes to the Option Type will not be allowed. On each valuation date, we will adjust the specified amount to equal the cash value, and the limitation percentage will be 100%. We will not permit you to make additional premium payments unless it is required to prevent the Policy from lapsing. We will waive all future monthly deductions. We will continue mortality and expense charges, service charges, net premium factors, Policy loan interest and withdrawal processing fees.

         The tax consequences of extending the maturity date beyond the 100th birthday of the insured are uncertain, and may include taxation of the gain in the Policy at the original maturity date or taxation of the death benefit in whole or in part. You should consult a tax advisor as to those consequences.

PAYMENTS WE MAKE

         We usually pay the amounts of any surrender, cash withdrawal, death benefit proceeds, or settlement options within seven calendar days after we receive all applicable written notices and/or due proofs of death at our administrative office. However, we can postpone such payments if:

         - the NYSE is closed, other than customary weekend and holiday closing, or trading on the NYSE is restricted as determined by the SEC; or
         - the SEC permits, by an order, the postponement for the protection of policyowners; or
         - the SEC determines that an emergency exists that would make the disposal of securities held in the separate account or the determination of their value not reasonably practicable.

         If you have submitted a recent check or draft, we have the right to defer payment of surrenders, cash withdrawals, death benefit proceeds, or payments under a settlement option until such check or draft has been honored. We also reserve the right to defer payment of transfers, cash withdrawals, death benefit proceeds, or surrenders from the fixed account for up to six months.

         If mandated under applicable law, we may be required to reject a premium payment and/or block a policyowner's account and thereby refuse to pay any request for transfers, withdrawals, surrenders, loans or death benefits until instructions are received from the appropriate regulators. We may also be required to provide additional information about you or your account to governmental regulators.

SPLIT DOLLAR ARRANGEMENTS

         You may enter into a split dollar arrangement with another owner or another person(s) whereby the payment of premiums and the right to receive the benefits under the Policy (i.e., cash surrender value of insurance proceeds) are split between the parties. There are different ways of allocating these rights.

         For example, an employer and employee might agree that under a Policy on the life of the employee, the employer will pay the premiums and will have the right to receive the cash surrender value. The employee may designate the beneficiary to receive any insurance proceeds in excess of the cash surrender value. If the employee dies while such an arrangement is in effect, the employer would receive from the insurance proceeds the amount that he would have been entitled to receive upon surrender of the Policy and the employee's beneficiary would receive the balance of the proceeds.

         No transfer of Policy rights pursuant to a split dollar arrangement will be binding on us unless in writing and received by us at our administrative office. Split dollar arrangements may have tax consequences. You should consult a tax advisor before entering into a split dollar arrangement.

         On July 30, 2002, President Bush signed into law significant accounting and corporate governance reform legislation, known as the Sarbanes-Oxley Act of 2002 (the "Act"). The Act prohibits, with limited exceptions, PUBLICLY-TRADED companies, including non-U.S. companies that have securities listed on exchanges in the United States, from extending, directly or through a subsidiary, many types of personal loans to their directors or executive officers. It is possible that this prohibition may be interpreted as applying to split-dollar life insurance policies for directors and executive officers of such companies, since such insurance arguably can be viewed as involving a loan from the employer for at least some purposes.

         Although the prohibition on loans of publicly-traded companies is generally effective as of July 30, 2002, there is an exception for loans outstanding as of the date of enactment, so long as there is no material modification to the loan terms and the loan is not renewed after July 30, 2002. Any affected business contemplating the payment of a premium on an existing Policy, or the purchase of a new Policy, in connection with a split-dollar life insurance arrangement should consult legal counsel.

         In addition, the IRS recently issued guidance that affects the tax treatment of split-dollar arrangements and the Treasury Department recently issued proposed regulations that, if finalized, would significantly affect the tax treatment of such arrangements. The IRS guidance and the proposed regulations affect all split dollar arrangements, not just those involving publicly-traded companies. Consult your qualified tax advisor with respect to the effect of this current and proposed guidance on your split dollar policy.

POLICY TERMINATION

         Your Policy will terminate on the earliest of:

         -        the maturity date;                 -        the end of the grace period; or
         -        the date the insured dies;         -        the date the Policy is surrendered.

SUPPLEMENTAL BENEFITS (RIDERS)
================================================================================

         The following supplemental benefits (riders) are available and may be added to a Policy. Monthly charges for these riders are deducted from cash value as part of the monthly deduction. The riders available with the Policies do not build cash value and provide benefits that do not vary with the investment experience of the separate account. For purposes of the riders, the primary insured is the person insured under the Policy. Adding these supplemental benefits to an existing Policy or canceling them may have tax consequences and you should consult a tax advisor before doing so.

CHILDREN'S INSURANCE RIDER

         This rider provides a face amount on the primary insured's children. Our current minimum face amount for this rider for issue ages 15 days - 18 years of age is $5,000. The maximum face amount is $20,000. At the age of 25 or upon the death of the primary insured, whichever happens first, this rider may be converted to a new policy with a maximum face amount of up to five times the face amount of the rider. We will pay a death benefit once we receive proof that the insured child died while both the rider and coverage were in force for that child. If the primary insured dies while the rider is in force, we will terminate the rider 31 days after the death, and we will offer a separate life insurance policy to each insured child.

ACCIDENTAL DEATH BENEFIT RIDER

         Our current minimum face amount for this rider for issue ages 15-59 is $10,000. The maximum face amount available for this rider is $150,000 (up to 150% of specified amount).

         Subject to certain limitations, we will pay a face amount if the primary insured's death results solely from accidental bodily injury where:

         - the death is caused by external, violent, and accidental means;

         -        the death occurs within 90 days of the accident; and

         -        the death occurs while the rider is in force.

         The rider will terminate on the earliest of:

         - the Policy anniversary nearest the primary insured's 70th birthday;

         -        the date the Policy terminates; or

         - the Monthiversary when the rider terminates at the owner's request.

OTHER INSURED RIDER

         This rider insures the spouse or life partner and/or dependent children of the primary insured. Subject to the terms of the rider, we will pay the face amount of the rider to the primary insured. Our current minimum face amount for this rider for issue ages 0-70 is $10,000. The maximum face amount is the lesser of $500,000 or the amount of coverage on the primary insured. The maximum number of Other Insured Riders that is allowed on any one Policy is five (5). We will pay the rider's face amount when we receive proof at our administrative office of the other insured's death. On any Monthiversary while the rider is in force, you may convert it to a new policy on the other insured's life (without evidence of insurability).

CONDITIONS TO CONVERT THE RIDER:    -        your request must be in writing and
                                             sent to our administrative office;

                                    -        the rider has not reached the
                                             anniversary nearest to the other
                                             insured's 70th birthday;

                                    -        the new policy is any permanent
                                             insurance policy that we currently
                                             offer;

                                    -        subject to the minimum specified
                                             amount required for the new policy,
                                             the amount of the insurance under
                                             the new policy will equal the face
                                             amount in force under the rider as
                                             long as it meets the minimum face
                                             amount requirements of the original
                                             Policy; and

                                    -        we will base your premium on the
                                             other insured's rate class under
                                             the rider.

TERMINATION OF THE RIDER:          The rider will terminate on the earliest of:

                                    -        the maturity date of the Policy;

                                    -        the anniversary nearest to the
                                             other insured's 79th birthday;

                                    -        the date the Policy terminates for
                                             any reason except for death of the
                                             primary insured;

                                    -        31 days after the death of the
                                             primary insured;

                                    -        the date of conversion of this
                                             rider; or

                                    -        the Monthiversary on which the
                                             rider is terminated upon written
                                             request by the owner.

PRIMARY INSURED RIDER ("PIR")

         Under the PIR, we provide term insurance coverage on a different basis from the coverage in your Policy.

FEATURES OF PIR:                    -        the rider increases the Policy's
                                             death benefit by the rider's face
                                             amount;

                                    -        the rider may be purchased from
                                             issue ages 0-70;

                                    -        the rider terminates on the
                                             anniversary nearest to the
                                             insured's 79th birthday;

                                    -        the minimum purchase amount for the
                                             rider for issue ages 0-70 is
                                             $25,000. There is no maximum
                                             purchase amount;

                                    -        we do not assess any additional
                                             surrender charge for the rider;

                                    -        generally PIR coverage costs less
                                             than the insurance coverage under
                                             the Policy, but has no cash value;

                                    -        you may cancel or reduce your rider
                                             coverage without decreasing your
                                             Policy's specified amount; and

                                    -        you may generally decrease your
                                             specified amount without reducing
                                             your rider coverage.

CONDITIONS TO CONVERT THE RIDER:

                                    -        your request must be in writing and
                                             sent to our administrative office;

                                    -        the rider has not reached the
                                             anniversary nearest to the primary
                                             insured's 70th birthday;

                                    -        the new policy is any permanent
                                             insurance policy that we currently
                                             offer;

                                    -        subject to the minimum specified
                                             amount required for the new policy,
                                             the amount of the insurance under
                                             the new policy will equal the
                                             specified amount in force under the
                                             rider as long as it meets the
                                             minimum specified amount
                                             requirements of a Base Policy; and

                                    -        we will base your premium on the
                                             primary insured's rate class under
                                             the rider.

         It may cost you less to reduce your PIR coverage than to decrease your Policy's specified amount, because we do not deduct a surrender charge in connection with your PIR. It may cost you more to keep a higher specified amount under the Base Policy, because the specified amount may have a cost of insurance that is higher than the cost of the same amount of coverage under your PIR.

         You should consult your registered representative to determine if you would benefit from PIR. We may discontinue offering PIR at any time. We may also modify the terms of this rider for new policies.

TERMINAL ILLNESS ACCELERATED DEATH BENEFIT RIDER

         This rider allows us to pay all or a portion of the death benefit once we receive satisfactory proof that the insured is ill and has a life expectancy of one year or less. A doctor must certify the insured's life expectancy.

         We will pay a "single-sum benefit" equal to:

         -        the death benefit on the date we pay the single-sum benefit;
                  multiplied by

         - the election percentage of the death benefit you elect to receive; divided by

         - 1 + i ("i" equals the current yield on 90-day Treasury bills or the Policy loan interest rate, whichever is greater) ("discount factor"); minus

         - any indebtedness at the time we pay the single-sum benefit, multiplied by the election percentage.

         The maximum terminal illness death benefit used to determine the single-sum benefit as defined above is equal to:

         - the death benefit available under the Policy once we receive satisfactory proof that the insured is terminally ill; plus

         -        the benefit available under any PIR in force.

         -        a single-sum benefit may not be greater than $500,000.

         The election percentage is a percentage that you select. It may not be greater than 100%.

         We will not pay a benefit under the rider if the insured's terminal condition results from self-inflicted injuries that occur during the period specified in your Policy's suicide provision.

         The rider terminates at the earliest of:

         -        the date the Policy terminates;

         -        the date a settlement option takes effect;

         -        the date we pay a single-sum benefit; or

         -        the date you terminate the rider.

         We do not assess an administrative charge for this rider; however, we do reduce the single sum benefit by a discount factor to compensate us for lost income due to the early payment of the death benefit. The tax consequences of adding this rider to an existing Policy or requesting payment under the rider are uncertain and you should consult a tax advisor before doing so.

ADDITIONAL INFORMATION
================================================================================

SALE OF THE POLICIES

         We will pay sales commissions to our life insurance agents who are registered representatives of broker-dealers. Other payments may be made for other services related to sale of the Policies.

         We have entered into a distribution agreement with AFSG Securities Corporation ("AFSG") for the distribution and sale of the Policies. AFSG is affiliated with us. AFSG may sell the Policies by entering into selling agreements with other broker-dealers who in turn may sell the Policies through their sales representatives.

         See "Sale of the Policies" in the SAI for more information concerning compensation paid for the sale of Policies.

LEGAL PROCEEDINGS

         Transamerica, like other life insurance companies, is involved in lawsuits, including class action lawsuits. In some lawsuits involving insurers, substantial damages have been sought and/or material settlement payments have been made. Although the outcome of any litigation cannot be predicted with certainty, at the present time, it appears that there are no pending or threatened lawsuits that are likely to have a material adverse impact on the separate account, on AFSG's ability to perform under its principal underwriting agreement, or on Transamerica's ability to meet its obligations under the Policy.

FINANCIAL STATEMENTS

         The financial statements of AUSA Life Insurance Company, Inc. and the separate account are included in the SAI.

PERFORMANCE DATA
================================================================================

RATES OF RETURN

         The average rates of return in Table 1 reflect each subaccount's actual historical investment performance. We do not show performance for subaccounts in operation for less than six months. This information does not represent or project future investment performance.

         Some portfolios began operation before their corresponding subaccount. For these portfolios, we have included in Table 2 below adjusted portfolio performance from the portfolio's inception date. The adjusted portfolio performance is designed to show the performance that would have resulted if the subaccount had been in operation during the time the portfolio was in operation.

         The numbers reflect the annual mortality and expense risk charge, investment management fees and direct fund expenses.

         These rates of return do not reflect other charges that are deducted under the Policy or from the separate account (such as the premium expense charge, monthly deduction or the surrender charge). IF THESE CHARGES WERE DEDUCTED, PERFORMANCE WOULD BE SIGNIFICANTLY LOWER. These rates of return are not estimates, projections or guarantees of future performance.

         We also show below comparable figures for the unmanaged Standard & Poor's Index of 500 Common Stocks ("S&P 500"), a widely used measure of stock market performance. The S&P 500 does not reflect any deduction for the expenses of operating and managing an investment portfolio.

                                     TABLE 1
                     AVERAGE ANNUAL SUBACCOUNT TOTAL RETURN
                   FOR THE PERIODS ENDED ON DECEMBER 31, 2002

                                                                                                 10 YEARS       SUBACCOUNT
                                                                                                    OR           INCEPTION
SUBACCOUNT                                        1 YEAR            3 YEARS       5 YEARS        INCEPTION         DATE
----------                                        ------            -------       -------        ---------         ----
TFLIC Van Kampen Emerging Growth........          (33.66%)          (27.36%)         N/A          (10.18%)       06/28/99
TFLIC T. Rowe Price Small Cap...........          (28.00%)          (16.39%)         N/A           (7.75%)       06/28/99
TFLIC PBHG Mid Cap Growth...............          (29.03%)          (27.42%)         N/A          (11.19%)       06/28/99
TFLIC Alger Aggressive Growth...........          (34.98%)          (28.44%)         N/A          (15.11%)       06/28/99
TFLIC Third Avenue Value................          (12.66%)            7.26%          N/A           10.04%        06/28/99
TFLIC American Century International....          (21.89%)          (20.67%)         N/A          (12.92%)       06/28/99
TFLIC Janus Global......................          (26.69%)          (22.91%)         N/A           (9.70%)       06/28/99

TFLIC Great Companies -
     Technology(SM).....................          (38.67%)              N/A          N/A          (46.61%)       09/01/00
TFLIC Janus Growth+.....................          (30.55%)          (29.66%)         N/A          (18.59%)       06/28/99
TFLIC Marsico Growth....................          (26.64%)          (17.12%)         N/A          (10.41%)       06/28/99
TFLIC GE U.S. Equity....................          (20.52%)          (10.97%)         N/A           (7.47%)       06/28/99
TFLIC Great Companies - America(SM).....          (21.40%)              N/A          N/A          (12.13%)       09/01/00
TFLIC Salomon All Cap...................          (25.39%)           (3.99%)         N/A           (0.83%)       06/28/99
TFLIC Dreyfus Mid Cap...................          (13.50%)           (2.69%)         N/A           (1.02%)       06/28/99
TFLIC PBHG/NWQ Value Select.............          (14.98%)           (1.88%)         N/A           (3.50%)       06/28/99
TFLIC T. Rowe Price Equity Income.......          (19.54%)           (5.94%)         N/A           (6.71%)       06/28/99
TFLIC Transamerica Value Balanced.......          (14.59%)            0.25%          N/A           (1.44%)       06/28/99
TFLIC LKCM Strategic Total Return.......          (11.35%)           (6.41%)         N/A           (3.62%)       06/28/99
TFLIC Clarion Real Estate Securities....            2.67%            13.23%          N/A            8.46%        06/28/99
TFLIC Federated Growth & Income.........            0.06%            13.67%          N/A            9.33%        06/28/99
TFLIC AEGON Bond+.......................            8.99%             8.66%          N/A            7.48%        06/28/99
TFLIC Transamerica Money Market(1) +....            0.54%             2.91%          N/A            3.10%        06/28/99
TFLIC Great Companies - Global(2).......          (22.21%)              N/A          N/A          (22.88%)       09/01/00
TFLIC Munder Net50......................          (38.97%)          (23.60%)         N/A          (17.63%)       06/28/99
TFLIC Janus Balanced....................            N/A                 N/A          N/A           (5.67%)       05/01/02
TFLIC Asset Allocation - Conservative
        Portfolio.......................            N/A                 N/A          N/A           (9.65%)       05/01/02
TFLIC Asset Allocation - Moderate
        Portfolio ......................            N/A                 N/A          N/A          (12.43%)       05/01/02
TFLIC Asset Allocation - Moderate
       Growth Portfolio.................            N/A                 N/A          N/A          (15.31%)       05/01/02
TFLIC Asset Allocation - Growth
        Portfolio.......................            N/A                 N/A          N/A          (18.79%)       05/01/02
TFLIC Transamerica Convertible
       Securities.......................            N/A                 N/A          N/A           (7.36%)       05/01/02
TFLIC PIMCO Total Return................            N/A                 N/A          N/A            5.56%        05/01/02
TFLIC Transamerica Equity...............            N/A                 N/A          N/A          (14.69%)       05/01/02
TFLIC Transamerica Growth
        Opportunities...................            N/A                 N/A          N/A          (20.84%)       05/01/02
TFLIC Transamerica U.S. Government
        Securities......................            N/A                 N/A          N/A            4.65%        05/01/02
TFLIC J.P. Morgan Enhanced Index........            N/A                 N/A          N/A          (18.85%)       05/01/02
TFLIC Capital Guardian Value............            N/A                 N/A          N/A          (20.90%)       05/01/02
TFLIC Capital Guardian U.S. Equity......            N/A                 N/A          N/A          (19.63%)       05/01/02
VIP Equity-Income Portfolio.............          (22.70%)              N/A          N/A          (23.22%)       09/01/00
VIP Contrafund(R)Portfolio..............          (10.41%)              N/A          N/A          (13.67%)       09/01/00
VIP Growth Opportunities Portfolio......          (17.89%)              N/A          N/A           (8.89%)       09/01/00
S&P 500+................................          (23.37%)          (15.70%)     (1.94%)           (7.28%)       10/02/86

+        Shows ten year performance.

(1) The current yield more closely reflects the current earnings of the subaccount than the total return. An investment in this subaccount is not insured or guaranteed by the FDIC. While this subaccount's investment in shares of the underlying portfolio seeks to preserve its value at $1.00 per share, it is possible to lose money by investing in this subaccount.

         Because the TFLIC MFS High Yield, Potomac Dow 30 Plus Portfolio, Potomac OTC Plus Portfolio, Access U.S. Government Money Market Portfolio and Wells S&P REIT Index Portfolio subaccounts did not commence operations until May 1, 2003, the above Table does not show rate of returns for these subaccounts.

                                     TABLE 2
            ADJUSTED HISTORICAL PORTFOLIO AVERAGE ANNUAL TOTAL RETURN
                   FOR THE PERIODS ENDED ON DECEMBER 31, 2002


                                                                                                 10 YEARS        PORTFOLIO
                                                                                                    OR           INCEPTION
PORTFOLIO                                         1 YEAR            3 YEARS       5 YEARS        INCEPTION         DATE
---------                                         ------            -------       -------        ---------         ----

Van Kampen Emerging Growth..............          (33.66)%          (27.37)%       1.18%            9.69%        03/01/93
T. Rowe Price Small Cap.................          (28.00)%          (16.39)%         N/A           (5.76)%       05/03/99
PBHG Mid Cap Growth.....................          (29.03)%          (27.42)%         N/A          (10.12)%       05/03/99
Alger Aggressive Growth.................          (34.98)%          (28.45)%     (2.00)%            5.71%        03/01/94
Third Avenue Value......................          (12.66)%            7.25%          N/A            5.49%        01/02/98
American Century International..........          (21.89)%          (20.67)%     (7.12)%           (4.98)%       01/02/97
Janus Global............................          (26.69)%          (22.92)%       0.01%            9.23%        12/03/92
Great Companies--Technology(SM).........          (38.67)%             N/A           N/A          (39.92)%       05/01/00
Janus Growth+...........................          (30.55)%          (29.66)%     (2.14)%            5.25%        10/02/86
Marsico Growth..........................          (26.64)%          (17.12)%         N/A          (10.55)%       05/03/99
GE U.S. Equity..........................          (20.52)%          (10.97)%       0.16%            4.06%        01/02/97
Great Companies--America(SM)............          (21.40)%             N/A           N/A           (9.17)%       05/01/00
Salomon All Cap.........................          (25.39)%           (3.99)%         N/A            0.45%        05/03/99
Dreyfus Mid Cap.........................          (13.50)%           (2.69)%         N/A           (0.50)%       05/03/99
PBHG/NWQ Value Select...................          (14.98)%           (1.89)%     (0.95)%            4.37%        05/01/96
T. Rowe Price Equity Income.............          (19.54)%           (5.95)          N/A           (7.03)%       05/03/99
Transamerica Value Balanced.............          (14.59)%            0.24%        0.22%            5.87%        01/03/95
LKCM Strategic Total Return.............          (11.35)%           (6.42)%     (0.22)%            6.55%        03/01/93
Clarion Real Estate Securities..........            2.67%            13.22%          N/A            3.42%        05/01/98
Federated Growth & Income...............            0.06%            13.66%        7.26%            9.78%        03/01/94
AEGON Bond+.............................            8.99%             8.65%        5.97%            6.13%        10/02/86
Transamerica Money Market(1) +..........            0.54%             2.91%        3.34%            3.36%        10/02/86
Great Companies--Global(l2).............          (22.21)%             N/A           N/A          (22.87)%       09/01/00
Munder Net50............................          (38.97)%             (23.70)%      N/A          (16.34)%       05/03/99
Janus Balanced..........................               N/A             N/A           N/A           (5.67)%       05/01/02
Asset Allocation - Conservative
     Portfolio..........................               N/A             N/A           N/A           (9.65)%       05/01/02
Asset Allocation - Moderate Portfolio...               N/A             N/A           N/A          (12.43)%       05/01/02
Asset Allocation - Moderate Growth
     Portfolio..........................               N/A             N/A           N/A          (15.31)%       05/01/02
Asset Allocation - Growth Portfolio.....               N/A             N/A           N/A          (18.79)%       05/01/02
Transamerica Convertible Securities.....               N/A             N/A           N/A           (7.36)%       05/01/02
PIMCO Total Return......................               N/A             N/A           N/A            5.56%        05/01/02
Transamerica Equity(3) +................          (22.94)%          (17.43)%       1.77%           14.76%        02/26/69
Transamerica Growth Opportunities(2)(4).          (15.08)%             N/A           N/A           (3.44)%       05/02/01
Transamerica U.S. Government
     Securities(8)......................            4.86%             6.04%        4.50%            5.16%        05/13/94
J.P. Morgan Enhanced Index(5)...........          (25.27)%          (16.83)%     (2.58)%            1.23%        05/02/97
Capital Guardian Value(6)...............          (21.41)%           (4.58)%     (2.31)%            6.92%        05/27/93
Capital Guardian U.S. Equity(7).........          (24.49)%             N/A           N/A          (13.26)%       10/09/00
MFS High Yield..........................            1.15%            (0.75)%         N/A          (0.26)%        06/01/98
VIP Equity-Income Portfolio.............          (17.90)%           (6.16)%     (0.77)%            8.69%        10/09/86
VIP Contrafund(R)Portfolio...............         (10.41)%          (10.47)%       2.60%           11.13%        01/03/95
VIP Growth Opportunities Portfolio......          (22.54)%          (18.71)%     (7.31)%            3.89%        01/03/95
S&P 500+................................          (23.37)%          (15.70)%     (1.94)%           (7.28)%       10/02/86

+        Shows ten year performance.

(1) The current yield more closely reflects the current earnings of the subaccount than the total return. An investment in this subaccount is not insured or guaranteed by the FDIC. While this subaccount's investment in shares of the underlying portfolio seeks to preserve its value at $1.00 per share, it is possible to lose money by investing in this subaccount.

(2)      Not annualized.

(3) The historical financial information for periods prior to May 1, 2002 has been derived from the financial history of the predecessor portfolio, Growth Portfolio of Transamerica Variable Insurance Fund, Inc.

(4) The historical financial information for periods prior to May 1, 2002 has been derived from the financial history of the predecessor portfolio, Small Company Portfolio of Transamerica Variable Insurance Fund, Inc.

(5) The historical financial information for periods prior to May 1, 2002 has been derived from the financial history of the predecessor portfolio, Endeavor Enhanced Index Portfolio of Endeavor Series Trust.

(6) The historical financial information for periods prior to May 1, 2002 has been derived from the financial history of the predecessor portfolio, Capital Guardian Value Portfolio of Endeavor Series Trust.

(7) The historical financial information for periods prior to May 1, 2002 has been derived from the financial history of the predecessor portfolio, Capital Guardian U.S. Equity Portfolio of Endeavor Series Trust.

(8) The historical financial information for periods prior to May 1, 2002 has been derived from the financial history of the predecessor portfolio, Dreyfus U.S. Government Securities Portfolio of Endeavor Series Trust.

         Because the Potomac Dow 30 Plus Portfolio, Potomac OTC Plus Portfolio, Access U.S. Government Money Market Portfolio and Wells S&P REIT Index Portfolio did not commence operations until May 1, 2003, the above Table does not show rate of returns for these portfolios.

NET INVESTMENT RETURN OF THE SEPARATE ACCOUNT

         Table 3 below is included to comply with Regulation 77 of the Codes, Rules and Regulations of the State of New York. The Table shows the year-by-year net investment returns of the subaccounts of the separate account for the past ten years or, if shorter, since the inception of each subaccount.

         The net investment returns reflect investment income and capital gains and losses, less investment management fees and expenses and the mortality and expense risk charge. The returns do not reflect the cost of insurance charge, the premium expense charge, the monthly policy charge, the charges for any optional benefits, or potential surrender charges, all of which will significantly reduce the returns.

         Returns are not annualized for periods under one year.

                                     TABLE 3
                       STATEMENT OF NET INVESTMENT RETURNS
                         FOR THE YEAR ENDED DECEMBER 31


                                                                                                                   SUBACCOUNT
                                                                                                                    INCEPTION
SUBACCOUNT                                                   2002         2001         2000          1999             DATE
----------                                                   ----       ---------    --------       ------          --------
TFLIC Munder Net50..........................................(38.97%)      (26.09%)     (1.15%)        N/A             06/28/99
TFLIC Van Kampen Emerging Growth............................(33.66%)      (33.83%)    (12.70%)        N/A             06/28/99
TFLIC T. Rowe Price Small Cap...............................(28.00%)      (10.52%)     (9.27%)        N/A             06/28/99
TFLIC PBHG Mid Cap Growth...................................(29.03%)      (36.50%)    (15.16%)        N/A             06/28/99
TFLIC Alger Aggressive Growth...............................(34.98%)      (17.20%)    (31.94%)        N/A             06/28/99
TFLIC Third Avenue Value....................................(12.66%)        5.22%     (34.26%)        N/A             06/28/99
TFLIC American Century International........................(21.89%)      (24.12%)    (15.75%)        N/A             06/28/99
TFLIC Janus Global                                          (26.69%)      (23.53%)      1.89%         N/A             06/28/99
TFLIC Great Companies-- Global(2)...........................(22.21%)      (17.58%)       N/A          N/A             09/01/00
TFLIC Great Companies-- Technology(SM)......................(38.67%)      (37.51%)       N/A          N/A             09/01/00
TFLIC Janus Growth..........................................(30.55%)      (28.85%)    (29.58%)        N/A             06/28/99
TFLIC Marsico Growth........................................(26.64%)      (14.86%)     (8.84%)        N/A             06/28/99
TFLIC GE U.S. Equity........................................(20.52%)       (9.69%)     (1.67%)        N/A             06/28/99
TFLIC Great Companies-- America(SM).........................(21.40%)      (12.98%)       N/A          N/A             09/01/00


TFLIC Salomon All Cap.......................................(25.39%)        1.18%      17.24%         N/A             06/28/99
TFLIC Dreyfus Mid Cap.......................................(13.50%)       (4.80%)     11.91%         N/A             06/28/99
TFLIC PBHG/NWQ Value Select.................................(14.98%)       (2.68%)     14.17%         N/A             06/28/99
TFLIC T. Rowe Price Equity Income...........................(19.54%)       (5.02%)      8.89%         N/A             06/28/99
TFLIC Transamerica Value Balanced...........................(14.59%)        1.55%      16.16%         N/A             06/28/99
TFLIC LKCM Strategic Total Return...........................(11.35%)       (3.06%)     (4.62%)        N/A             06/28/99
TFLIC Clarion Real Estate Securities........................  2.67%        10.06%      28.46%         N/A             06/28/99
TFLIC Federated Growth & Income.............................  0.06%        14.67%      28.01%         N/A             06/28/99
TFLIC AEGON Bond............................................  8.99%         7.11%       9.90%         N/A             06/28/99
TFLIC Transamerica Money Market(1)..........................  0.54%         3.06%       5.17%         N/A             06/28/99
TFLIC Janus Balanced..........................................N/A           N/A         N/A           N/A             05/01/02
TFLIC Asset Allocation - Conservative Portfolio...............N/A           N/A         N/A           N/A             05/01/02
TFLIC Asset Allocation - Moderate Portfolio...................N/A           N/A         N/A           N/A             05/01/02
TFLIC Asset Allocation - Moderate Growth Portfolio............N/A           N/A         N/A           N/A             05/01/02
TFLIC Asset Allocation - Growth Portfolio.....................N/A           N/A         N/A           N/A             05/01/02
TFLIC Transamerica Convertible Securities.....................N/A           N/A         N/A           N/A             05/01/02
TFLIC PIMCO Total Return......................................N/A           N/A         N/A           N/A             05/01/02
TFLIC Transamerica Equity.....................................N/A           N/A         N/A           N/A             05/01/02
TFLIC Transamerica Growth Opportunities.......................N/A           N/A         N/A           N/A             05/01/02
TFLIC Transamerica U.S. Government Securities.................N/A           N/A         N/A           N/A             05/01/02
TFLIC J.P. Morgan Enhanced Index..............................N/A           N/A         N/A           N/A             05/01/02
TFLIC Capital Guardian Value..................................N/A           N/A         N/A           N/A             05/01/02
TFLIC Capital Guardian U.S. Equity............................N/A           N/A         N/A           N/A             05/01/02
Fidelity VIP Equity-Income Portfolio........................(17.89%)        (6.07%)     N/A           N/A             05/01/00
Fidelity VIP Contrafund Portfolio...........................(10.41%)       (13.25%)     N/A           N/A             05/01/00
Fidelity VIP Growth Opportunities Portfolio.................(22.70%)       (15.40%)     N/A           N/A             05/01/00
S&P 500.....................................................(23.37%)       (11.89%)    (9.08%)       21.04%           12/31/90

(1) The current yield more closely reflects current earnings of the subaccount than the total return. An investment in this subaccount is not insured by the FDIC. While this subaccount's investment in shares of the underlying portfolio seeks to preserve its value at $1.00 per share, it is possible to lose money by investing in this subaccount.

         Because the TFLIC MFS High Yield, Potomac Dow 30 Plus Portfolio, Potomac OTC Plus Portfolio, Access U.S. Government Money Market Portfolio and Wells S&P REIT Index Portfolio subaccounts did not commence operations until May 1, 2003, the above Table does not show net investment returns for these subaccounts.

         The annualized yield for the TFLIC Transamerica Money Market subaccount for the seven days ended December 31, 2002 was 0.24%.

         Additional information regarding the investment performance of the portfolios appears in the fund prospectuses, which accompany this prospectus.

TABLE OF CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION

Glossary
The Policy - General Provisions
       Ownership Rights
       Our Right to Contest the Policy
       Suicide Exclusion
       Misstatement of Age or Gender
       Modifying the Policy
       Mixed and Shared Funding
       Addition, Deletion, or Substitution of Investments
Additional Information
       Settlement Options

       Additional Information about Transamerica and the Separate Account Legal Matters
       Variations in Policy Provisions
       Personalized Illustrations of Policy Benefits
       Sale of the Policies
       Report to Owners
       Records
       Independent Auditors
       Experts
       Financial Statements
Underwriters
       Underwriting Standards
IMSA
Performance Data
       Other Performance Data in Advertising Sales Literature
       Transamerica's Published Ratings
Index to Financial Statements
       AUSA Series Life Account
       AUSA Life Insurance Company, Inc.

GLOSSARY
===============================================================================

accounts The options to which you can allocate your money. The accounts include the fixed account and the subaccounts in the separate account.

administrative    office Our administrative office and mailing address
                  is P.O. Box 9054, Clearwater, Florida 33758-9054. Our street address is 570 Carillon Parkway, St. Petersburg, Florida
                  33716. Our phone number is 1-800-322-7353. Our hours are Monday - Friday from 8:30 a.m. - 7:00 p.m. Eastern time. ALL
                  PREMIUM PAYMENTS, LOAN REPAYMENTS, CORRESPONDENCE AND NOTICES
                  SHOULD BE SENT TO THIS ADDRESS.

attained age      The issue age of the person insured, plus the number of
                  completed years since the Policy date (for the initial specified amount) or the date of each increase in specified amount.

Base Policy       The TFLIC Freedom Elite Builder variable life insurance policy without any supplemental riders.

beneficiary(ies)  The person or persons you select to receive the death benefit from this Policy. You name the primary beneficiary and contingent beneficiaries.

cash value        The sum of your Policy's value in the subaccounts and the
                  fixed account. If there is a Policy loan outstanding, the cash value includes any amounts held in our fixed account to secure the Policy loan.

death benefit proceeds The amount we will pay to the beneficiary(ies) on the insured's death. We will reduce the death benefit proceeds by the amount of any outstanding loan amount, including accrued loan interest, and any due and unpaid monthly deductions.

decrease charge   Surrender charge that may be imposed upon a decrease in
                  specified amount during the first 15 Policy years (or during the 15 years subsequent to an increase in specified amount).

fixed account     An option to which you may allocate net premiums and cash
                  value. We guarantee that any amounts you allocate to the fixed account will earn interest at a declared rate.

free-look period  The period during which you may return the Policy and receive a refund as described in this prospectus. The free-look period is listed in the Policy.

funds             Investment companies which are registered with the U.S.
                  Securities and Exchange Commission. The Policy allows you to invest in the portfolios of the funds through our subaccounts. We reserve the right to add other registered investment companies to the Policy in the future.

home office       Our home office address is 4 Manhattanville Road, Purchase,
                  New York 10577. PLEASE DO NOT SEND ANY MONEY, CORRESPONDENCE
                  OR NOTICES TO THIS ADDRESS; SEND THEM TO THE ADMINISTRATIVE
                  OFFICE.

in force While coverage under the Policy is active and the insured's life remains insured.

initial premium   The amount you must pay before insurance coverage begins under this Policy. The initial premium is shown on the schedule page of your Policy.

insured           The person whose life is insured by this Policy.

issue age         The insured's age on his or her birthday nearest to the
                  Policy date. When you increase the Base Policy's specified amount of insurance coverage, the issue age for the new segment of specified amount coverage is the insured's age on his or her birthday nearest the date that the increase in specified amount takes effect. This age may be different from the attained age on other segments of specified amount coverage.

lapse When life insurance coverage ends because you do not have enough cash value in the Policy to pay the monthly deduction, the surrender charge and any outstanding loan amount, including accrued loan interest, and you have not made a sufficient payment by the end of a grace period.

loan reserve      A part of the fixed account to which amounts are transferred
account           as collateral for Policy loans.

maturity date     The Policy anniversary nearest the insured's 100th
                  birthday if the insured is living and the Policy is still in force. It is the date when life insurance coverage under this Policy ends. You may continue coverage, at your option, under the Policy's extended maturity date benefit provision.

minimum monthly   The amount shown on your Policy schedule page (unless changed guarantee premium when you change death benefit options, increase or decrease the specified amount, add or increase a rider) that we use during the no lapse period to determine whether a grace period will begin. We will adjust the minimum monthly guarantee premium if you change death benefit options, increase or decrease the specified amount, or add, increase or decrease a rider, and you may need to pay additional premiums in order to keep the no lapse guarantee in place. A grace period will begin whenever your net surrender value is not enough to meet monthly deductions.

Monthiversary     This is the day of each month when we determine Policy charges and deduct them from cash value. It is the same date each month as the Policy date. If there is no valuation date in the calendar month that coincides with the Policy date, the Monthiversary is the next valuation date.

monthly deduction The monthly Policy charge, plus the monthly cost of insurance, plus the monthly charge for any riders added to your Policy, plus, if any, the decrease charge incurred as a result of a decrease in your specified amount.

net premium       The part of your premium that we allocate to the fixed account or the subaccounts. The net premium is equal to the premium you paid minus the premium expense charge.

net surrender value The amount we will pay you if you surrender the Policy while it is in force. The net surrender value on the date you surrender is equal to: the cash value minus any surrender charge, and minus any outstanding loan amount and accrued loan interest.

no lapse date     For a Policy issued to any insured ages 0-60, the no lapse date is either the anniversary on which the insured's attained age is 65 or the twentieth Policy anniversary, whichever is earlier. For a Policy issued to an insured ages 61-85, the no lapse date is the fifth Policy anniversary. The no lapse date is specified in your Policy.

no lapse period   The period of time between the Policy date and the no lapse date during which the Policy will not lapse if certain conditions are met.

planned periodic  A premium payment you make in a level amount at a fixed
premium           interval over a specified period of time.

Policy date       The date when our underwriting process is complete, full
                  life insurance coverage goes into effect, the initial premium payment has been received, and we begin to make the monthly deductions. The Policy date is shown on the schedule page of your Policy. If you request, we may backdate a Policy by assigning a Policy date earlier than the date the Policy is issued. We measure Policy months, years, and anniversaries from the Policy date.

portfolio         One of the separate investment portfolios of a fund.

premiums All payments you make under the Policy other than loan repayments.

reallocation      That portion of the fixed account where we hold the net
account           premium(s) from the record date until the reallocation date.

reallocation      The date we reallocate all cash value held in the
date              reallocation account to the fixed account and subaccounts you selected on your application. We place your net premium in the reallocation account in the event you exercise your free-look right. The reallocation date is the Policy date, plus fifteen days.

record date       The date we record your Policy on our books as an in force
                  Policy. The record date is generally the Policy date, unless the Policy is backdated.

separate          The TFLIC Series Life Account. It is a separate
account           investment account that is divided into subaccounts. We
                  established the separate account under the laws of New York to receive and invest net premiums under the Policy and other variable life insurance policies we issue.

specified amount  The minimum death benefit we will pay under the Policy provided the Policy is in force. The initial specified amount is the amount shown on the Base Policy's schedule page that you receive when the Policy is issued. The specified amount in force is the initial specified amount, adjusted for any increases or decreases in the Base Policy's specified amount. Other events such as a request to increase or decrease the specified amount, change in death benefit option or a cash withdrawal (if you choose Option A death benefit) may also affect the specified amount in force.

subaccount        A subdivision of the separate account that invests exclusively in shares of one investment portfolio of a fund.

surrender charge  If, during the first 15 Policy years (or during the 15 year period subsequent to an increase in specified amount), you fully surrender the Policy, we will deduct a surrender charge from the cash value.

termination       When the insured's life is no longer insured under the Policy.

valuation date    Each day the New York Stock Exchange is open for trading.
                  Transamerica is open for business whenever the New York Stock
                  Exchange is open.

valuation period  The period of time over which we determine the change in the value of the subaccounts. Each valuation period begins at the close of normal trading on the New York Stock Exchange (currently 4:00 p.m. Eastern time on each valuation date) and ends at the close of normal trading of the New York Stock Exchange on the next valuation date.

we, us, our       Transamerica Financial Life Insurance Company.
  (Transamerica)
written notice    The written notice you must sign and send us to request or exercise your rights as owner under the Policy. To be complete, it must: (1) be in a form we accept, (2) contain the information and documentation that we determine we need to take the action you request, and (3) be received at our administrative office.

you, your (owner The person entitled to exercise all rights as owner under the or policyowner) Policy.

APPENDIX A
SURRENDER CHARGE PER THOUSAND
(BASED ON THE GENDER AND RATE CLASS OF THE INSURED)
===============================================================================

                       MALE               MALE                    FEMALE                  FEMALE
ISSUE            ULTIMATE SELECT/   ULTIMATE STANDARD/       ULTIMATE SELECT/       ULTIMATE STANDARD/
AGE                   SELECT            STANDARD                  SELECT                 STANDARD
---                   ------            --------                  ------                 --------
0                       N/A                N/A          9.81 (male) 9.26 (female)           N/A                 N/A
1                       N/A                N/A                   8.16                       N/A                 N/A
2                       N/A                N/A                   8.16                       N/A                 N/A
3                       N/A                N/A                   7.92                       N/A                 N/A
4                       N/A                N/A                   7.68                       N/A                 N/A
5                       N/A                N/A                   7.68                       N/A                 N/A
6                       N/A                N/A                   7.68                       N/A                 N/A
7                       N/A                N/A                   7.68                       N/A                 N/A
8                       N/A                N/A                   7.68                       N/A                 N/A
9                       N/A                N/A                   7.68                       N/A                 N/A
10                      N/A                N/A                   7.68                       N/A                 N/A
11                      N/A                N/A                   7.68                       N/A                 N/A
12                      N/A                N/A                   7.68                       N/A                 N/A
13                      N/A                N/A                   7.92                       N/A                 N/A
14                      N/A                N/A                   8.16                       N/A                 N/A
15                      N/A                N/A                   8.40                       N/A                 N/A
16                      N/A                N/A                   8.52                       N/A                 N/A
17                      N/A                N/A                   8.88                       N/A                 N/A
18                     8.72               9.20                                             8.72                9.20
19                     8.84               9.32                                             8.84                9.32
20                     8.96               9.44                                             8.96                9.44
21                     9.16               9.88                                             9.16                9.64
22                     9.32              10.04                                             9.32                9.80
23                     9.52              10.24                                             9.52               10.00
24                     9.68              10.40                                             9.68               10.40
25                     9.88              10.84                                             9.88               10.60
26                    10.56              11.28                                            10.32               11.04
27                    11.00              11.72                                            10.76               11.48
28                    11.40              12.12                                            11.16               12.12
29                    12.08              12.80                                            11.84               12.56
30                    12.52              13.24                                            12.28               13.00
31                    13.04              14.00                                            12.80               13.52
32                    13.76              14.48                                            13.52               14.24
33                    14.28              15.24                                            14.04               14.76
34                    14.76              15.96                                            14.52               15.48
35                    15.52              16.48                                            15.04               16.00
36                    16.20              17.40                                            15.34               16.56
37                    16.85              18.40                                            15.65               16.93
38                    17.25              19.56                                            15.98               17.32
39                    17.66              20.56                                            16.32               17.73

                       MALE                      MALE                              FEMALE                    FEMALE
ISSUE            ULTIMATE SELECT/         ULTIMATE STANDARD/                  ULTIMATE SELECT/         ULTIMATE STANDARD/
AGE                   SELECT                   STANDARD                            SELECT                   STANDARD
---                   ------                   --------                            ------                   --------
40                    18.45                     20.86                              17.43                      19.14
41                    19.46                     22.38                              17.85                      19.64
42                    20.01                     23.41                              18.28                      20.16
43                    20.58                     24.20                              18.74                      20.71
44                    21.19                     25.00                              19.22                      21.26
45                    21.85                     25.90                              19.74                      21.91
46                    22.55                     26.98                              20.28                      22.55
47                    23.29                     28.48                              20.85                      23.24
48                    24.09                     29.50                              21.46                      23.96
49                    24.94                     30.59                              22.11                      24.72
50                    25.86                     32.43                              22.79                      25.52
51                    26.84                     33.78                              23.52                      26.37
52                    27.90                     35.11                              24.29                      27.28
53                    29.05                     36.53                              25.12                      28.24
54                    30.29                     38.02                              26.01                      29.27
55                    31.63                     40.50                              26.95                      30.37
56                    33.07                     42.23                              27.97                      31.54
57                    34.64                     44.07                              29.06                      32.80
58                    36.33                     45.97                              30.24                      34.15
59                    38.19                     47.98                              31.52                      35.62
60                    40.21                     49.86                              32.91                      37.23
61                    42.33                     51.98                              34.43                      38.99
62                    44.42                     54.81                              36.10                      40.92
63                    46.69                     57.00                              37.93                      43.03
64                    49.12                     57.00                              39.93                      45.01
65                    51.56                     57.00                              42.10                      47.10
66                    54.12                     57.00                              44.18                      49.34
67                    56.86                     57.00                              46.38                      51.67
68                    57.00                     57.00                              48.80                      54.03
69                    57.00                     57.00                              51.47                      56.60
70                    57.00                     57.00                              54.29                      57.00
71 and over           57.00                     57.00                              57.00                      57.00

PROSPECTUS BACK COVER

PERSONALIZED ILLUSTRATIONS OF POLICY BENEFITS

         In order to help you understand how your Policy values could vary over time under different sets of assumptions, we will provide you, without charge and upon request, with certain personalized hypothetical illustrations showing the death benefit, cash surrender value and cash value. These will be based on the age and insurance risk characteristics of the insured persons under your Policy and such factors as the specified amount, death benefit option, premium payment amounts, and hypothetical rates of return (within limits) that you request. The illustrations also will reflect the arithmetic average portfolio expenses for 2002 and are not a representation or guarantee of investment returns or cash value. You may request illustrations that reflect the expenses of the portfolios in which you intend to invest.

INQUIRIES

         To learn more about the Policy, you should read the SAI dated the same date as this prospectus. The SAI has been filed with the SEC and is incorporated herein by reference. The table of contents of the SAI is included near the end of this prospectus.

         For a free copy of the SAI, for other information about the Policy, and to obtain personalized illustrations, please contact your agent, or our administrative office at:

                       Transamerica
                       P.O. Box 9054
                       Clearwater, Florida 33758-9054
                       1-800-322-7353
                       Facsimile: 1-800-322-7361
                       (Monday - Friday from 8:30 a.m. - 7:00 p.m. Eastern time) www.tafinlife.com/vp

         More information about the Registrant (including the SAI) may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. For information on the operation of the Public Reference Room, please contact the SEC at 202-942-8090. You may also obtain copies of reports and other information about the Registrant on the SEC's website at http://www.sec.gov and copies of this information may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the SEC at 450 Fifth Street, NW, Washington, D.C. 20549-0102. The Registrant's file numbers are listed below.

SEC File No. 333-61654/811-8878




AG08300-05/03